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                                                                 Multiple Loans


                          LOAN AND SECURITY AGREEMENT

         This LOAN AND SECURITY AGREEMENT dated as of July 18, 1996, (as it may be amended from time to time, this "Agreement") is entered into by and between AMERIKING TENNESSEE CORPORATION I, a Delaware corporation (hereinafter called "Borrower") and FRANCHISE ACCEPTANCE CORPORATION LIMITED (herein, together with any assignee thereof or successor thereto, called "Lender").

                             PRELIMINARY STATEMENT

         Borrower wishes to borrow funds from Lender to finance various activities of Borrower in connection with Borrower's Burger King(R) restaurant or restaurants as more fully set forth herein, and Lender is willing to lend such funds, on the terms and conditions set forth herein, and in connection with the Franchisee Loan Program (as defined below) of Lender. The restaurants subject to the terms of this Agreement are identified by Burger King Corporation ("BKC") store number and address on Annex I hereto (the "Restaurants"). Each of the Restaurants is operated by the Borrower pursuant to a franchise agreement ("Franchise Agreement") issued by BKC. To induce Lender to lend such funds, Borrower is granting to Lender a security interest in property and rights of Borrower relating to the Restaurants as set forth below.

The parties hereto hereby agree as follows:

         1. The Loan. Lender agrees, upon compliance by Borrower with the terms and conditions hereof, to make a loan or loans (collectively the "Loan") to the Borrower in the principal amounts and during the periods set forth in Schedule 1 hereto. Borrower agrees to pay the principal amount of the Loan and interest thereon on the dates and in the amounts set forth in the promissory note(s) substantially in the forms of Exhibits A and B which the Borrower signs and delivers to Lender pursuant to Section 7 (each a "Note").

         2. Business Loan; Franchisee Loan Program. Borrower agrees that Borrower will use the proceeds of the Loan only for the business purpose(s) specified in Annex I hereto. The proceeds of the Loan will not be used for personal, family, household or consumer purposes. Borrower acknowledges that:
(a) the Loan is provided under a financing program (the "Franchisee Loan Program") of Lender under which similar financing may be provided by Lender to other persons for similar purposes; (b) Lender may finance its lending under the Franchisee Loan Program by selling or granting interests in Lender's rights under this Agreement and other similar loan documents to purchasers ("Purchasers") or to an agent, trustee or other representative for Purchasers ("Purchaser Agent"), and the Purchasers intend to finance their purchase and holding of such interests on an aggregate basis and not on a basis solely related to this Agreement; (c) Lender and/or Purchasers may grant a security interest in their rights under this Agreement to a party or parties providing financing or credit enhancement for the Franchisee Loan Program ("Credit Enhancers"); (d) the interest rate applicable to the Loan will fluctuate from time to time based on the costs of funding the Franchisee Loan Program; and (e) the Purchasers, any Purchaser Agent, the Credit Enhancer(s) and their respective successors and assigns are intended third-party beneficiaries of this Agreement and the other

1.1 Document Reference: SDPC-7258-1
July 17, 1996
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documents provided in connection with this Agreement (each as it may be amended from time to time, together with this Agreement, the "Loan Documents").

         3. Interest. Borrower agrees to pay to Lender interest on the unpaid balance of each Note outstanding from the date hereof until final maturity at the rate per annum equal to the sum of (x) applicable margin specified in such Note (the "Applicable Margin") plus (y) the Program Rate (as hereinafter defined). Accrued interest shall be payable as provided in such Note. The "Program Rate" shall be determined on each day by Lender as described in the Program Rate Rider hereto. Each such determination by Lender shall be conclusive absent manifest error. The unpaid principal amount of each Note shall bear interest after final maturity, including maturity by acceleration, at the rate per annum equal to the sum of (x) 2.0% plus (y) the Applicable Margin plus (z) the Program Rate, which interest shall be payable upon demand by Lender. All computations of interest shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

         Lender, at the sole discretion of Lender, if requested by Borrower, may agree to replace the Program Rate as determined pursuant to the Program Rate Rider with respect to any Note with a fixed rate agreed upon between Lender and Borrower pursuant to a Fixed Rate Supplement to this Agreement substantially in the forms of Exhibits C and D hereto executed and delivered by Lender and Borrower to each other. Upon the effective date set forth in such Fixed Rate Supplement, any reference herein or in such Note to "Program Rate" with respect to such Note shall thereafter refer to the fixed rate set forth in such Fixed Rate Supplement (the "Fixed Rate").

         In the event that any amounts due hereunder have not been paid to the Lender within five (5) days after the date due, Borrower shall pay on demand as a late charge, to the extent legally permitted, an amount equal to the lesser of five percent (5%) of such overdue amounts or the maximum amount allowed by law.

         Borrower also agrees to pay to Lender or Purchaser Agent, upon its written request providing reasonable detail, any increase in the cost to Lender, any Purchaser or any Credit Enhancer in maintaining the Loan or any reduction in any amount receivable by Lender, such Purchaser or such Credit Enhancer arising by reason of (x) the introduction of or any change (including any change by way of imposition or change of reserve requirements or tax laws) in or in the interpretation of any law or regulation, in each case after June 2, 1994 or (y) compliance by Lender or its assignee with any guideline or request from any governmental authority.

         Notwithstanding anything to the contrary contained herein, interest payable on the Loan shall at no time exceed the maximum amount permitted by applicable law.

         4. Fees. Borrower agrees to pay each of the fees described in Annex II hereto, which fees shall be payable in immediately available funds on the date of funding of the Loan or on such other day as is specified in such Annex.

         5. Payments. Borrower shall make all payments hereunder not later than 11 a.m., Eastern time, on the date when due in U.S. dollars through the Disbursing Account as provided in Section 11(e) for the account of Lender. All payments, whenever made, shall apply first toward accrued interest, with the remainder of any payment applying toward principal and other amounts due. Lender, any Purchaser and

1.1 Document Reference: SDPC-7258-1
July 17, 1996
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any Purchaser Agent is authorized to record in its records and/or on the related Note (as defined below) the principal amount of the portion of the Loan evidenced thereby and each repayment thereof. The amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on the Loan, but any failure to make such a record or any error in the record shall not affect Borrower's obligation to repay the Loan. Borrower agrees to pay to Lender upon Lender's demand any amount required to compensate Lender for any additional losses, costs or expenses Lender may incur (including without limitation by reason of its funding through the Franchisee Loan Program) as a result of any late payment, including any delay in payments from the Disbursing Account.

         6. Prepayments. Upon forty-five (45) days' prior written notice to Lender, Borrower may prepay all or any part of the principal of, or interest on, any Note on an interest payment date not more than once in any year. Any partial prepayment of principal shall be in an amount of at least $25,000 and shall be applied to the installments due on such Note in the inverse order of maturity. Any partial prepayments shall not relieve or diminish any scheduled subsequent payments of principal or interest until all obligations of Borrower with respect to this Agreement are paid in full. Upon acceleration or any prepayment of any portion of the Loan, Borrower shall pay to Lender and its assignees (i) all losses, costs or expenses reasonably accrued as a result of such payment, including any loss (including loss of anticipated profits), cost or expense incurred by reason of liquidation or redeployment of deposits or other funds acquired to maintain such portion of the Loan, (ii) all unpaid Hedge Payments (as defined in the Program Rate Rider hereto and whether due or to become due in the future) related to the amount prepaid, as determined by Lender and (iii) if Lender and Borrower have agreed to a Fixed Rate with respect to any Note pursuant to a Fixed Rate Supplement, the amount of any termination payment that Lender would incur in then terminating early in whole or in part any interest rate hedging arrangement which Lender has maintained in connection with the provision of such Fixed Rate.

         7. Conditions Precedent to Loan. The obligation of Lender to make the Loan pursuant to Section 1 of this Agreement is subject to satisfaction of the following conditions precedent (unless otherwise waived by Lender) on or before the date of this Agreement, in each case in form and substance satisfactory to
Lender:

                  (a) Lender shall have received the Note(s) evidencing the Loan, duly executed by Borrower, and the guaranty attached hereto shall have been duly executed by the persons listed on Annex III hereto as guarantors (the "Guarantors") (the attached guaranty is hereby incorporated into and made a part of this Agreement).

                  (b) Lender shall have received the trust deed or mortgage (in either case, the ("Mortgage"), duly recorded in all applicable filing and recording offices granting Lender a valid first priority perfected lien on the real property relating to the applicable Burger King Restaurants, together with evidence of payment of all filing and recording taxes and fees.

                  (c) Lender shall have received complete copies of any lease agreement covering the related real property, and such landlord consents, issued or committed title insurance policies, surveys, environmental audits and appraisals with respect to the related real property, as are satisfactory to Lender and which also are for the benefit of Purchaser Agent.


1.1 Document Reference: SDPC-7258-1
July 17, 1996
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                  (d) Lender shall have received lien searches and evidence of filing of Uniform Commercial Code financing statements in satisfactory form in the appropriate offices and such other action required by Lender to perfect and protect the security interest granted under this Agreement and the other Loan Documents, and evidence of satisfactory insurance covering the Collateral (as defined below) and the naming of Lender and Purchaser Agent as additional insured, mortgagee and loss payee thereon.

                  (e) Lender shall have received a complete copy of the Franchise Agreement(s).

                  (f) Lender shall have received the authorization(s) required under Section 11(e) authorizing Lender to debit the Disbursing Account (as defined below) for the payments of all amounts due under the Loan Documents in form and content acceptable to Lender.

                  (g) Lender shall have received all fees payable pursuant to Section 4.

                  (h) Lender shall have received such additional documents, agreements and certificates as Lender shall reasonably require.

                  (i) The other conditions set forth in Annex III hereto, if any, shall have been satisfied or waived by Lender.

         8. Additional Conditions Precedent to Loan. The obligation of Lender to make the Loan (or any portion thereof) pursuant to Section 1 of this Agreement is subject to satisfaction of the following additional conditions precedent (unless otherwise waived by Lender) on or before the date of the
Loan:

                  (a) The representations set forth in this Agreement and the other Loan Documents shall be true and correct on the date of making of the Loan (or portion thereof) as if made on such date. No Default (as defined below) shall exist or will result from making the Loan. No material adverse change affecting Borrower or any Guarantor shall have occurred.

                  (b) Lender shall have received such additional documents, agreements and certificates as Lender shall from time to time reasonably require.

The borrowing of the Loan (or any portion thereof) by Borrower shall be deemed to constitute a representation by Borrower to Lender that the conditions precedent to the Loan set forth in clause (a) of this Section 8 are satisfied.

         9. Grant of Security Interest in Collateral. (a) To secure the Secured Obligations (as defined below), Borrower hereby grants to Lender a security interest in all of Borrower's right, title and interest in the following described property and rights, whether now existing or hereafter arising and wherever located, in each case to the extent such property or rights are used or useful in the operation of a Restaurant, arise out of the operation of a Restaurant or otherwise relate to a Restaurant (the "Collateral"):

                           (i)  The Franchise Agreement(s); and


1.1 Document Reference: SDPC-7258-1
July 17, 1996
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                           (ii) All inventory, raw materials, work in process
and materials sold, used or consumed or to be sold, used or consumed in Borrower's business; and

                           (iii) All equipment, including, but not limited to,
all present and future machinery, computer hardware and software, vehicles, furniture, fixtures, office and record keeping equipment, parts and tools and all other tangible personal property and all leases and licenses with respect thereto; and

                           (iv) Each and every right to the payment of money,
whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all of the rights and interest (including all liens and security interest) which Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor; all including but not limited to all present and future debt instruments, chattel papers, accounts, loans and obligations receivable and tax refunds; and

                           (v) All general intangibles of the Borrower, whether
now owned or hereafter acquired, including but not limited to, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use Borrower's name; and

                           (vi) All certificates of title, instruments,
documents, chattel paper, deposits and credits (where necessary to perfect Lender's security interest, a notation of Lender's security interest shall be made on each Certificate of Title or other document, instrument or paper, as appropriate); and

                           (vii) All other personal property of Borrower of
every kind and description which is now or hereafter comes into the possession of Lender for any reason, including, but not limited to property delivered to Lender for safekeeping, or for collection or exchange, and all dividends and distributions on and other rights in connection with such property; and

                           (viii) In addition to any property generally
described above, the Collateral described on Annex IV hereto,

together with all parts, accessories, repairs, improvements and accessions thereto and replacements and substitutions thereof; and proceeds (including, but not limited to, insurance proceeds), products and issue therefrom now or hereafter at any time made or acquired; and all books and records with respect thereto and all equipment containing such books and records.

                  (b) Until terminated by Lender in writing, or until the Loan is paid in full by Borrower and all of Borrower's obligations under this Agreement and the Loan Documents have been fulfilled, the security interest granted under this Agreement secures all performance and payment obligations of Borrower under the Loan Documents, all extensions, modifications and renewals thereof, and all prior, contemporaneous and future debts owed to Lender by Borrower, whether originally owned or transferred to Lender (the "Secured Obligations"). The Loan and the other Secured Obligations may be secured by prior or subsequent security documents notwithstanding that such security is not indicated hereon.

1.1 Document Reference: SDPC-7258-1
July 17, 1996
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                  (c) Borrower hereby irrevocably appoints Lender as Borrower's attorney-in-fact (with power of substitution), which power of attorney is coupled with an interest, with full authority in the place and name of Borrower, Lender or otherwise, from time to time, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of the Loan Documents, including without limitation with respect to perfection, collection, endorsement, filing claims, sale or other disposition and insurance. Lender may, but shall not be obligated to, perform any of Borrower's undertakings under this Agreement. Lender has no duty to Borrower or any Guarantor as to any Collateral or the preservation of any rights against other parties other than safe custody of Collateral in its possession.

                  (d) The Secured Obligations are also secured by (and the term "Collateral" shall include any property and rights in which Lender is granted a security interest in under) the mortgages delivered contemporaneously to Lender herewith and/or other separate collateral documents (if any) described in Annex IV hereto.

                  (e) To induce Lender to extend credit to Borrower hereunder, Borrower has requested BKC to (i) consent to the creation of liens on the Franchise Agreements and certain leases on which BKC is lessor (the "Leases"), and (ii) provide to Lender information with respect to the Franchise Agreements, the Leases, the Restaurants, Borrower and its affiliates from time to time (including without limitation notice of default by Borrower and its affiliates in the performance of their obligations under any franchise agreements, leases or other contracts with BKC). BKC has expressed its willingness to permit such liens and to provide such information, subject to certain conditions, including without limitation (i) Lender's agreement to provide notice to BKC of Defaults and to provide other information to BKC from time to time with respect to the transactions contemplated by the Loan Documents and the parties thereto, and (ii) provisions with respect to Lender's exercise of its rights and remedies with respect to the Collateral, and the timing of such exercise. Borrower agrees that (x) BKC and Lender may give such notices, and exchange such information, (y) BKC and Lender may from time to time confer with respect to each such party's exercise of its respective rights and remedies, and (z) Lender's exercise of its rights and remedies will be subject to the terms of the BKC consent. BKC may rely on such agreement of Borrower as if it were a party hereto.

         10. Representations. To induce Lender to make the Loan, Borrower represents and warrants to Lender as follows:

                  (a) Borrower (if a corporation or partnership) is duly organized and in good standing under the laws of the State of its organization and possesses all necessary licenses, permits, intellectual property rights, franchises and qualifications (including without limitation in each jurisdiction where Borrower does business) necessary to operate its business. Borrower is an authorized franchisee under the Franchise Agreements and the term of the Franchise Agreements extends beyond the final maturity of the Loan. All BKC franchisees who are under common control with Borrower (or which control Borrower or which are controlled by Borrower) are listed on Annex V hereto (all such franchisees being collectively called ("Related Persons"). Neither Borrower nor any Related Person is in default of any obligations to Lender, BKC or any of their respective affiliates.

                  (b) The entering into and performance by Borrower of the Loan Documents do not violate or breach any provision of law, any constitutive document of Borrower or any agreement or other obligation

1.1 Document Reference: SDPC-7258-1
July 17, 1996
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affecting Borrower. The Loan Documents have been duly authorized and entered into by Borrower and constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms. The Loan Documents are not subject to any dispute, offset, counterclaim or defense. Borrower acknowledges and agrees that no claim or defense which Borrower may at any time have against BKC or any affiliate of BKC (other than Lender) shall relieve Borrower of its obligations under the Loan Documents, and Borrower will not assert any offset, counterclaim or defense to its obligations under the Loan Documents as a result of any such claim or defense against BKC or its affiliates. No approval or other action of any governmental authority is required for the entering into and performance by Borrower of the Loan Documents (including without limitation the grant of Collateral).

                  (c) All factual information provided by or on behalf of Borrower to Lender is true and accurate as of the date on which it is dated or certified and not incomplete by omitting to state any material facts necessary to make such information not misleading. The financial statement described on Annex V hereto delivered by Borrower to Lender is complete and correct, fairly presents the financial condition of Borrower, and was prepared in accordance with generally accepted accounting principles. Since the date of such financial statement no material adverse change affecting the Borrower has occurred. Borrower is not in default on any payment obligation or any material contract. Borrower is not subject to any unusual or unduly burdensome agreement or governmental order materially affecting it. There are no pending or threatened claims or litigation which could materially adversely affect Borrower.

                  (d) Borrower, the Collateral and each Restaurant site are in compliance in all material respects with all applicable law (including, but not limited to, environmental, zoning, health, safety, pension and labor laws). Borrower has no material unfunded pension liability with respect to any pension or employee benefit plan for employees of Borrower or any affiliate of Borrower. There are no hazardous waste materials, toxic materials, hazardous waste dump sites or toxic or chemical waste clean-up requirements currently on or being conducted on any Collateral or the site of any Restaurant. Borrower has no knowledge that any Collateral or the site of any Restaurant has ever been the site of any contamination by any hazardous or toxic waste materials, or used in a manner making such contamination more likely than not or the subject of any environmental inquiry by any authority. Borrower has filed all applicable tax returns that are required to be filed by it, and has paid or has caused to be paid all taxes to the extent that such taxes have become due. Such tax returns properly reflect the applicable tax liability of Borrower for the periods covered thereby.

                  (e) After giving effect to the Loan, (i) the assets of Borrower, at fair valuation, exceed its liabilities, (ii) the capital of Borrower is not unreasonably small to conduct its business, and (iii) Borrower has not incurred debts, and does not intend to incur debts, beyond its ability to pay such debts as they mature.

                  (f) Borrower is the owner of the Collateral free from any security interest or encumbrance and the Collateral is not covered by any financing statement, except for (i) liens for current taxes not delinquent,
(ii) the security interest granted herein, and (iii) liens shown on Annex V hereto. This Agreement creates a valid perfected first priority security interest in the Collateral. The chief place of business and chief executive office of Borrower is described on Annex V hereto. If Borrower is an individual, Borrower's residence is described on Annex V hereto. The office where Borrower keeps its records concerning the Collateral, and the location(s) of the Collateral are listed on Annex V hereto. None

1.1 Document Reference: SDPC-7258-1
July 17, 1996
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of the Collateral nor any site of any Restaurant is located in an area identified by the Secretary of Housing and Urban Development or other appropriate authority as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968, or the Flood Disaster Protection Act of 1973, as amended, or any successor law.

                  (g) Each Restaurant site (and the Collateral, as applicable) is free of material damage and waste and, to the best of Borrower's knowledge, there are no material mechanical or structural defects in any Restaurant or the Collateral. To the best of Borrower's knowledge, there is no proceeding pending for the total or partial condemnation of or affecting any Restaurant. Any easement agreement benefitting any Restaurant or the Collateral (i) is in full force and effect, (ii) has no default thereunder with respect to any party thereto, (iii) contains no executory obligations with respect to Borrower other than normal obligations standard in the industry, and (iv) has priority over, or the recorded consent of, any mortgagee or holder of any other prior lien on the burdened property.

         11. Covenants. So long as any Secured Obligations remain unpaid or unperformed or Lender has any commitment that could give rise to Secured Obligations, Borrower agrees as follows:

                  (a) Borrower will maintain its existence in good standing under applicable state law and regulations (if not an individual) and all necessary licenses, permits, franchises and qualifications necessary to operate its business. Borrower will comply with its organizational documents (if any) and applicable law in all material respects. Borrower will maintain adequate books and accounts in accordance with generally accepted accounting principles. Borrower will pay state and local franchise fees, taxes (including intangible taxes) and other liabilities when due. Borrower will maintain its status as a franchisee under, and comply in all material respects with the terms of the Franchise Agreement(s). Borrower will own or lease sufficient equipment for the operation of its business. Borrower will maintain its business facilities in good condition to permit its continuing operations. Borrower will comply with all applicable environmental law (including without limitation all reporting and notice requirements) and will remedy any release or spill of hazardous substances on any Collateral or the site of any Restaurant in accordance with applicable environmental law to the satisfaction of the applicable authorities.

                  (b) Borrower will maintain insurance (including flood plain insurance, if applicable) of the types and in amounts customarily carried by businesses similar to Borrower's, and keep the Collateral insured against such risks, with such limits, and upon such additional terms and conditions as Lender may reasonably require. Lender shall be named as additional insured, mortgagee and loss payee under said policies. Unless prohibited by applicable law, Lender is hereby authorized (but not required or obligated) to act as attorney in fact for Borrower in making and settling claims under said policies and endorsing Borrower's name on any drafts or checks paying losses under said policies. Borrower will not carry separate or additional insurance concurrent in form or contributing, in the event of loss, with that required under the Loan Documents unless endorsed in favor of Lender as loss payee, mortgagee or additional insured, as applicable, and otherwise acceptable to Lender in all respects. Borrower will deliver to Lender, upon request, proof of payment and Certificates of Insurance for all Insurance required of Borrower.

                  (c) Borrower will defend the Collateral against all claims and demands at any time claiming the same or any interest therein. Borrower will not sell or offer to sell or otherwise transfer or encumber the Collateral or any interest therein (except for purchase money security interests, vehicle leases and loans, and

1.1 Document Reference: SDPC-7258-1
July 17, 1996
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leasehold interests under capital leases, provided that such encumbrances, liens and security interests (i) shall only attach to the assets so purchased, mortgaged or leased and (ii) shall not exceed a total aggregate amount of $100,000.00 at any time during the term of the Loan) without the prior written consent of Lender, unless (i) said Collateral is the inventory of Borrower, or
(ii) said Collateral is equipment which is sold or traded in and the proceeds of such sale or trade in are used to acquire replacement equipment of at least comparable value. Borrower will immediately notify Lender in writing of any change of address from that shown in this Agreement and also, upon demand, furnish to Lender such further information and will execute and deliver to Lender such financing statements, mortgages and other papers and will do all such acts and things as Lender may at any time or from time to time reasonably request and/or as may be necessary or appropriate to comply with or accomplish the covenants and agreements contained in the Loan Documents, including without limitation establishing and maintaining a valid perfected first priority security interest in the Collateral as security for the Secured Obligations. Borrower will not permanently remove any Collateral from the locations specified herein without prior written notice to Lender of the location or locations to which Borrower desires to remove the Collateral and written consent of Lender. Borrower will keep the Collateral in good order and repair, will not waste or destroy the Collateral or any part thereof, and will not use or permit anyone else to use the Collateral in violation of any applicable law or policy of insurance thereon. Borrower will permit Lender to examine and inspect the Collateral and Borrower's books and records wherever located at any reasonable time or times.

                  (d) Borrower will furnish Lender with the financial and tax information with respect to Borrower and the Guarantors specified in Annex VI hereto, in each case at the times specified in such annex. Borrower will notify Lender promptly (but in no event more than five days after the occurrence of)
(i) any Default, (ii) any change in name, address or organizational structure of Borrower, (iii) any notification from an insurer of its intention to materially alter or cancel any insurance policy Borrower is required to maintain, any material alteration, termination or cancellation of any insurance policy Borrower is required to maintain, and any uninsured or partially uninsured loss or any threatened or pending litigation claim in excess of $25,000, any other matter which might materially adversely affect Borrower's or any Guarantor's financial condition or affairs, (iv) any matured or unmatured default by Borrower or any Related Person under a BKC franchise agreement, or receipt by Borrower or any Related Person of a notice of default from BKC with respect to any BKC franchise agreement, (v) any release or spill of hazardous substances on any Collateral or the site of any Restaurant and any report to any authority of any release or spill of hazardous substances on Collateral or the site of any Restaurant, and (vi) any condition or occurrence that (A) results in noncompliance with any applicable environmental law, or (B) could reasonably be expected to result in liability to Borrower under environmental law, or (C) could reasonably be expected to cause any Collateral or the site of any Restaurant to become subject to restrictions on ownership, occupancy, use or transfer under environmental law. Borrower will furnish Lender any other information reasonably requested by Lender from time to time.

                  (e) Borrower will maintain (i) an account ("Disbursing Account") with a commercial bank that shall be a member of the automated clearing house system (the "ACH System") and (ii) such authorizations as may be necessary to enable Lender or its designated collecting agent to obtain payments due under this Agreement from the Disbursing Account through the ACH System. Borrower shall not terminate the Disbursing Account or such authorizations at any time during the term of this Agreement without having provided 60 days' prior written notice thereof to Lender, which notice shall specify the institution at which a substitute Disbursing Account has been established and the account number of such

1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                       9
substitute Disbursing Account, and certifying that all authorizations necessary to enable Lender or its collection agent to obtain payments due under this Agreement from such substitute Disbursing Account through the ACH System have been given and are then in effect. By not later than the opening of business on each day that any payment shall be due under this Agreement, Borrower shall cause an amount, in immediately available funds, equal to such payment to be present in the Disbursing Account.

                  (f) Borrower will not create or permit to exist any security interest in the Collateral except for (i) liens for current taxes not then due and payable and not then delinquent and the security interest granted herein and in the other Loan Documents and/or (ii) purchase money security interests, vehicle leases and loans, and leasehold interests under capital leases, provided that such encumbrances, liens and security interests (x) shall only attach to the assets so purchased, mortgaged or leased and (y) shall not exceed a total aggregate amount of $100,000.00 at any time during the term of the Loan.

                  (g) Borrower will maintain Fixed Charge Coverage Ratio(s) of greater than 1.10:1, for each of (x) the Restaurants, and (y) Borrower's consolidated restaurant operations. Fixed Charge Coverage Ratio(s) will be measured at the end of each Borrower's fiscal quarter on a rolling twelve (12) month basis. "Fixed Charge Coverage Ratio" means, with respect to any period, Cash Flow (as hereinafter defined) divided by Total Fixed Charges (as hereinafter defined). "Cash Flow" means, with respect to any period, the sum of: (i) net income from the Restaurants before taxes for such period; plus,
(ii) depreciation and amortization used in calculating net income for such period; minus (iii) compensation (advances, dividends, salaries, etc.) paid to Borrower's direct or indirect owners for such period; minus (iv) principal payments made or required to be made in respect of Borrower's long term debt obligations and capital leases during such period; plus (v) Total Fixed Charges for such period. "Total Fixed Charges" means, with respect to any period and each Restaurant, the sum of: (i) rent, equipment rent, and Burger King(R) advertising and royalties fees, paid or payable during such period; plus (ii) the current portion of Borrower's long term debt and capital leases; plus (iii) interest paid or payable by Borrower during such period.

                  (h) Borrower will not become a guarantor or surety of, or otherwise become responsible in any manner with respect to, any undertaking of any other person or entity, or make loans or advances to any other person or entity, except for (i) the endorsement in the ordinary course of collection, of instruments payable to Borrower's order, (ii) arrangements clearly reflected in the financial statement described in Section 10(c) hereof, and (iii) other advances so long as after making such advances Borrower is not in default of the required minimum Fixed Charge Coverage Ratio under Section 11(g), calculated on a pro forma basis as of the end of Borrower's last fiscal quarter and as of the end of Borrower's next fiscal quarter.

                  (i) Borrower (if not an individual) will not be party to any merger or consolidation, or acquire all or substantially all of the assets or stock of, or any partnership or joint venture interest in, any other person or entity; and Borrower will not sell, lease or otherwise transfer all or substantially all of its assets.

                  (j) Borrower will not permit the stated term of any Franchise Agreement relating to the Restaurants to end prior to the final maturity of the Loan or agree to any amendment to any Franchisee Agreement that is materially likely to impair Borrower's ability to repay the Loan; provided that changes in the operations manual incorporated by reference in such Franchise Agreement will not be considered an amendment for purposes of this covenant.

1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                       10

                  (k) Borrower will pay all costs of preparation of the Loan Documents as set forth in Annex II and all costs of (including without limitation amendments thereto), enforcement or collection, including but not limited to reasonable attorneys' fees if Lender is the prevailing party ("prevailing party" shall include a party who receives substantially the relief desired whether by dismissal, summary judgment, judgment or otherwise), at any time paid or incurred by Lender on account of such preparation, enforcement or collection, whether or not suit is filed with respect thereto. Borrower will pay all stamp, documentary, recording and other taxes and fees payable in connection with the Loan Documents and save Lender harmless from and against all liabilities with respect to such taxes and any late payment or nonpayment of such taxes. To the fullest extent permitted by law, Borrower hereby agrees to indemnify Lender and each Purchaser and Credit Enhancer on an after-tax basis for any and all taxes arising out of the Loan and the Collateral and the holding of any rights therein, other than income taxes and franchise taxes imposed by the jurisdiction under which Lender or such other entity, as the case may be, is qualified to do business or has an office or any political subdivision thereof. To the fullest extent permitted by law, Borrower hereby agrees to indemnify and defend Lender, each Purchaser, each Credit Enhancer and each of their respective officers, directors, stockholders, employees, attorneys, agents, trustees and representatives (each, an "Indemnitee") for any costs, losses, expenses, liabilities or damages that such party may incur by reason of the financing provided under this Agreement, any Collateral or any transaction related hereto (including without limitation any liability imposed under environmental law), other than those resulting solely from such Indemnitee's gross negligence or willful misconduct. The provisions of this paragraph shall survive termination of this Agreement.

         12. Default. Borrower shall be in default upon the occurrence of any one or more of any of the following events (each an "Event of Default"; a "Default" is any Event of Default or any event, which with the lapse of time or the giving of notice or both would be an Event of Default):

                  (a) Borrower shall fail to pay, when due, any amount required hereunder, and such failure shall continue for five (5) days after notice of such failure by Lender; or Borrower shall fail to pay, when due (but subject to any applicable grace period) any other indebtedness of Borrower to Lender or any third parties; or

                  (b) Any warranty or representation made by Borrower or any Guarantor shall prove to be false or misleading in any material respect; or

                  (c) Borrower or any Guarantor shall liquidate, merge, dissolve, terminate its existence, suspend business operations, die (if an individual), generally wind up or readjust its debt, have a receiver or similar official appointed for all or any part of its property, make an assignment for the benefit of its creditors, admit in writing its inability to pay its debts when due, generally fail to pay its obligations when due, or have any bankruptcy or insolvency proceeding with respect to it or a substantial part of its property instituted by or against it, or take any action to authorize any of the foregoing; or

                  (d) Borrower or any Guarantor fails to perform or meet any covenants or obligations under any Loan Document or any other agreement intended to secure the repayment of the Secured Obligations, and such failure shall continue for 30 days after notice from Lender of such failure; or


1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                       11

                  (e) Any material provision of any Loan Document shall for any reason cease to be valid and binding on any party thereto and such invalidity continues for ten days, or any Guarantor revokes or seeks to revoke its guaranty or this Agreement and the other Loan Documents shall cease or fail to create a valid perfected first priority security interest in the Collateral; or

                  (f) Borrower or a Related Person shall fail to perform any obligation under any BKC franchise agreement, and such failure shall not have been cured on or before the first date on which BKC may terminate such BKC franchise agreement by reason of such failure; or any BKC franchise agreement of Borrower or a Related Person is terminated or canceled; or Borrower or any Related Person shall default in the performance of its obligations to Lender under any loan or credit agreement (other than this Agreement), subject to applicable grace periods; or

                  (g) Borrower shall fail to perform its obligations under any lease or other material contract relating to the Restaurants (such as a common area maintenance agreement), and such failure shall continue for thirty (30) days after notice from Lender; or

                  (h) Enforcement shall have commenced of any judgment or final order for the payment of money in an amount of $25,000 or more against Borrower or any Guarantor without a stay of enforcement for a period of ten days, unless contested in good faith by appropriate proceedings with adequate reserves set aside therefor satisfactory to Lender; or

                  (i) Borrower or any Guarantor shall at any time suffer a material adverse change in its business, condition (financial or otherwise), operations, performance, properties or prospects.

         13. Remedies. If any Event of Default occurs under Section 12(c), the commitment of Lender to make the Loan shall terminate and the entire unpaid balance of principal and interest on the Loan shall be immediately due and payable without notice or demand. If any other Event of Default occurs, Lender may, at its option, declare its commitment to make any Loan terminated and/or the entire unpaid balance of principal and interest on the Loan immediately due and payable without notice or demand at any time after such Event of Default. If any Event of Default exists under this Agreement, Lender shall also have all the rights under the Uniform Commercial Code to realize on the Collateral in addition and cumulative with any other rights granted under the Loan Documents or otherwise. These rights include without limitation the right to demand payment from any Guarantor, to take possession of Collateral, to sell Collateral at public or private sales and on such terms as Lender deems advisable (and to be the purchaser in such sale), and to require Borrower to make Collateral available to Lender at a place to be designated by Lender which is reasonably convenient to both parties. Borrower and Lender agree that as to any reasonable notice requirement under the Uniform Commercial Code, that such reasonable notice requirements shall consist of five business days' written notice mailed to the last known address of Borrower known to Lender. Expenses of retaking, holding, preparing for sale, selling or the like will first be paid from the proceeds before the balance will be applied toward the indebtedness.

         14. Setoff. Lender may at any time before or after Default exercise its right to set-off all or any portion of the indebtedness evidenced hereby against any liability or indebtedness of Lender to Borrower (whether owned by the Borrower alone or in conjunction with any other person or entity, provided that Borrower has a beneficial interest therein) without prior notice to Borrower.

1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                       12

         15. Waiver. Borrower's obligation to pay the Secured Obligations is absolute, unconditional and irrevocable under all circumstances whatsoever. Presentment, protest, notice of non-payment (except for such notice as contemplated under Section 12(a) above) and dishonor of this Agreement are hereby waived. Borrower waives any claim or defense based on Lender's choice of remedies, Lender's failure to perfect or protect its interest in any Collateral or any requirement that Lender pursue any remedy or party instead of or before another. Lender may release any party or security, make future loans to any party or contractually change its relationship to or the obligation of any party without waiving or affecting the obligation of any other party to this Agreement. A party to this Agreement is any maker, surety, endorser or guarantor. Waiver by Lender at any time or any delay by Lender in the exercise of any right conferred by this Agreement or any other Loan Document will not affect Lender's future exercise of said right or any other. Borrower agrees that nothing shall discharge or satisfy the liability of Borrower hereunder except the full payment and performance of all Secured Obligations. Lender shall not be deemed to have received a payment under the Loan if Lender is required to turn over any payment due to the actions or inactions of Borrower. Any and all obligations of one Borrower or Guarantor to another Borrower or Guarantor are hereby subordinated to the full payment and performance of the Secured Obligations.

         16. Governing Law; Jurisdiction. This Agreement and the other Loan Documents will be governed by the internal laws of the State of New York, except that the law of the jurisdiction in which Collateral is located may govern the validity, perfection and enforcement of the security interest granted hereunder in such Collateral. The fact that any part of any Loan Document may not be enforced will not affect the enforceability of the rest of such Loan Document. Borrower irrevocably submits to the nonexclusive jurisdiction of any Federal or state court located in the State of New York or Florida with respect to any proceedings relating to the Loan Documents, and irrevocably agrees not to assert any objection to venue in such court or any claim of inconvenient forum. Borrower irrevocably consents to service of process by mailing of such process by registered or certified mail, postage prepaid, at its address set forth below.

         17. Assignment. BORROWER CONSENTS TO THE ASSIGNMENT BY LENDER OF ALL OR ANY PORTION OF ITS RIGHTS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING, BUT NOT LIMITED TO, ASSIGNMENT(S) TO PURCHASERS AND CREDIT ENHANCERS MADE IN CONNECTION WITH THE FRANCHISEE LOAN PROGRAM. BORROWER ACKNOWLEDGES AND AGREES THAT ANY AND ALL RIGHTS OF LENDER UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE EXERCISED FROM TIME TO TIME BY ANY ASSIGNEE OR SUCCESSOR OF LENDER, INCLUDING, BUT NOT LIMITED TO, ANY PURCHASER, ANY PURCHASER AGENT, ANY CREDIT ENHANCER OR ANY AGENT, TRUSTEE OR OTHER REPRESENTATIVE THEREFOR, INCLUDING CITICORP NORTH AMERICA, INC., AS SERVICING AGENT. BORROWER FURTHER ACKNOWLEDGES AND AGREES THAT LENDER MAY PROVIDE TO ANY SUCH ASSIGNEE OR SUCCESSOR ANY AND ALL INFORMATION IN LENDER'S POSSESSION WITH REGARD TO BORROWER, ANY GUARANTOR OR OWNER OF BORROWER, OR ANY TRANSACTION CONTEMPLATED BY THE LOAN DOCUMENTS. Borrower may not assign its rights and obligations under the Loan Documents without Lender's prior written consent. Lender may grant participations in its rights under the Loan Documents.

         18. Successors; Joint and Several Liability; Time is of the Essence; Independent Parties. This Agreement and the other Loan Documents shall be binding upon each Borrower and the Borrower's heirs,

1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                       13
executors, administrators, successors and assigns. If there is more than one Borrower, the liability of each Borrower for the payment and performance of each obligation under the Loan Documents is joint and several. For the payment of any Secured Obligations, time is of the essence. Lender and Borrower are not joint venturers, partners or agents of the other. Lender shall not be liable for any of the debts or other liabilities contracted by or due from Borrower and Borrower shall hold Lender free and harmless therefrom.

         19. Notices. All notices and other communications relating to this Agreement shall be made in writing and delivered to Borrower at its chief executive office (or residence) as represented by Borrower herein and delivered to Lender c/o Citicorp North America, 2600 Michelson Drive, 12th Floor, Irvine, California 92715, Attention: Program Manager, Phone 800/784-3378, Facsimile 714/250-6990, or to either party at such other address as it gives written notice of to the other party. Any such notice shall be deemed effective (i) when delivered, if delivered personally or by receipted-for telex or facsimile transmission, (ii) two days after delivered (properly addressed and all fees paid) for overnight delivery service to a courier which regularly provides such service and regularly obtains executed receipts evidencing delivery, or (iii) five days after deposited (properly addressed and stamped for certified mail delivery) in the United States mail.

         20. Waiver of Trial by Jury. EXCEPT AS MAY BE PROHIBITED BY LAW, BORROWER AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION NOW EXISTING OR HEREAFTER ARISING RELATING TO THIS AGREEMENT, THE LOAN, THE COLLATERAL, ANY OTHER LOAN DOCUMENT, THE FRANCHISEE LOAN PROGRAM, ANY DEALINGS OR TRANSACTIONS RELATED THERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. IF THE SUBJECT MATTER OF ANY SUCH LITIGATION IS ONE IN WHICH THE WAIVER OF A JURY TRIAL IS PROHIBITED, NEITHER BORROWER NOR LENDER SHALL PRESENT A NON-COMPULSORY COUNTERCLAIM IN SUCH LITIGATION OR ANY CLAIM ARISING OUT OF OR IN CONNECTION WITH ANY OF THE FOREGOING. FURTHERMORE, NEITHER LENDER NOR BORROWER SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER'S EXTENSION OF CREDIT TO THE BORROWER.

         21. Final Agreement; Amendments; Construction. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF BORROWER AND LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN BORROWER AND LENDER. None of the terms and provisions of this Agreement or any other Loan Document may be amended, waived or otherwise modified except in writing by the party to be bound thereby. This Agreement may be executed in any number of counterparts, all of which taken together will constitute one instrument. Captions used in any Loan Document are for identification only and are not part of such Loan Document. Accounting terms not specifically defined in any Loan Document are to be construed in accordance with generally accepted accounting principles consistently applied.

         22. Severability. If the Lender chooses to waive any covenant, paragraph, or provision of this Agreement, or if any covenant, paragraph, or provision of this Agreement is construed by a court of

1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                       14
competent jurisdiction to be invalid or unenforceable, it shall not affect the applicability, validity, or enforceability of the remaining covenants, paragraphs, or provisions.

         23. Additional Provisions. This Agreement is also subject to the additional provisions, if any, set forth on Annex VII hereto.

         24. Filing. A carbon, photographic or other reproduction of this Agreement may be used and shall be as effective for filing as the original. Description of Real Estate if above Collateral includes fixtures: See Annex IV hereto.


                  [Remainder of Page Intentionally Left Blank]


1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                       15

    If checked, this Agreement is to be filed (for record) in the real estate records.


BORROWER:

AMERIKING TENNESSEE CORPORATION I,                               WITNESSES:
a Delaware corporation



By: /s/ Lawrence E. Jaro     /SEAL/       By:  /s/ Deborah L. Bayles      /SEAL/
    -------------------------------            ---------------------------------
Name: Lawrence E. Jaro, President         Name: Deborah L. Bayles
      -----------------------------             --------------------------------


By: /s/ Joel Aaseby         /SEAL/        By: /s/ Deborah L. Bayles       /SEAL/
    ------------------------------            ----------------------------------
Name: Joel Aaseby, Secretary              Name: Deborah L. Bayles
      ----------------------------              --------------------------------

Address:
         AmeriKing Tennessee Corporation I
         2215 Enterprise Drive
         Westchester, Illinois 60154
         Attention:  Joel Aaseby

Federal Employer Identification Number: 62-1621893

FRANCHISE ACCEPTANCE CORPORATION LIMITED


By: /s/ D. McCARTHY                          /SEAL/
   ------------------------------------------
Title: DIRECTOR
      ---------------------------------------


By: /s/ P. HANNIGAN                         /SEAL/
   -----------------------------------------
Title:  DIRECTOR
      --------------------------------------

Address:          Franchise Acceptance Corporation Limited
                  c/o Grand Metropolitan Finance Ireland
                  La Touche House
                  International Financial Services Centre
                  Dublin 1
                  Ireland

1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                       16

                                                  INDEX OF DEFINED TERMS



ACH System.................................................................9
Agreement..................................................................1
Applicable Margin..........................................................2
BKC........................................................................1
Borrower...................................................................1
Cash Flow.................................................................10
Collateral.................................................................4
Credit Enhancers...........................................................1
Default...................................................................11
Disbursing Account.........................................................9
Event of Default..........................................................11
Fixed Charge Coverage Ratio...............................................10
Fixed Rate.................................................................2
Franchise Agreement........................................................1
Franchisee Loan Program....................................................1
Guarantors.................................................................3
Indemnitee................................................................11
Lender.....................................................................1
Loan.......................................................................1
Loan Documents.............................................................2
Mortgage...................................................................3
Note.......................................................................1
Program Rate...............................................................2
Purchaser Agent............................................................1
Purchasers.................................................................1
Related Persons............................................................6
Restaurants................................................................1
Secured Obligations........................................................5
Total Fixed Charges.......................................................10





1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                       17

                     SCHEDULE, ANNEXES, RIDERS AND EXHIBITS



Schedule 1        -        Loans

Annex I           -        Restaurants and Business Purpose(s) of Loan(s)

Annex II          -        Fees

Annex III         -        Additional Conditions Precedent

Annex IV          -        Additional Collateral; Separate Collateral
                           Documents; Description of Real Estate

Annex V           -        Related Persons; Borrower's Financial Statement;
                           Borrower's Chief Place of Business and Chief
                           Executive Office; Offices Where Borrower Keeps
                           Records Concerning Collateral; Locations of
                           Collateral; Exceptions to Lien Representation

Annex VI          -        Financial and Tax Reporting Requirements

Annex VII         -        Additional Provisions

Program Rate Rider

Guaranty Rider

Exhibit A - Form of Term Note

Exhibit B - Form of Construction Note

Exhibit C - Form of Fixed Rate Supplement - Term Loan

Exhibit D - Form of Fixed Rate Supplement - Construction Loan


1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                       18

                                   SCHEDULE 1
               to Loan and Security Agreement dated July 18, 1996
       between AmeriKing Tennessee Corporation I, a Delaware corporation, and Franchise Acceptance Corporation Limited


                                     LOANS
                                ($6,100,000.00)

                    Applicable           To Be Disbursed       Number of
Principal Amount    Margin               on or before          Disbursements
----------------    ------               ------------          -------------

$6,100,000.00       See Note(s)          See Note(s)           As defined in the
                    for Applicable       for availability      Promissory Note
                    Margin               of funding


                                     LOANS
                                 ($900,000.00)

                    Applicable           To Be Disbursed       Number of
Principal Amount    Margin               on or before          Disbursements
----------------    ------               ------------          -------------

$900,000.00         See Note(s)          See Note(s)           As defined in the
                    for Applicable       for availability      Promissory Note
                    Margin               of funding

A portion of the Loan will be disbursed in payment of interest accruing on the Loan prior to the Completion Date, as provided in the related Note.


1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                      S-1

                                    ANNEX I
              to Loan and Security Agreement dated July 18, 1996.
       between AmeriKing Tennessee Corporation I, a Delaware corporation, and Franchise Acceptance Corporation Limited

                                  RESTAURANTS

               BK #2585 - 380 Battlefield Parkway, Fort Oglethorpe, Georgia BK #2769 - 905 South Wall Street, Calhoun, Georgia
               BK #4959 - 1445 25th Street, Cleveland, Tennessee
               BK #2657 - 6404 Ringold Road, Chattanooga, Tennessee
               BK #2995 - 4417 Highway 58, Chattanooga, Tennessee
               BK #3964 - 5018 Hixson Pike, Hixson, Tennessee
               BK #4195 - 5001 Brainerd Road, Chattanooga, Tennessee
               BK #4445 - 6925 Lee Highway, Chattanooga, Tennessee
               BK #5355 - 2119 East 23rd Street, Chattanooga, Tennessee
               BK #5873 - 2635 Decatur Pike, Athens, Tennessee
               BK #3351 - 676 Signal Mountain Road, Chattanooga, Tennessee BK #4361 - 102 East 29th Street, Loveland, Colorado
               BK #7885 - 2000 North Main Street, Longmont, Colorado
               BK #9334 - 2393 West Eisenhower Blvd., Loveland, Colorado
               BK #4690 - 1250 South Hover, Longmont, Colorado
               BK #2942 - 2708 11th Avenue, Greeley, Colorado

                         BUSINESS PURPOSE(S) OF LOAN(S)

The proceeds of the Loans will be used only for the following business purpose(s):

    _X__     acquisition of sites for one or more Restaurants approved by BKC,

    _X__     upgrades, construction or remodeling of Restaurants,

    ____     purchase of a Restaurant from BKC or another BKC franchisee,

    ____ in connection with the development of one or more Restaurants, refinancing of an existing loan made to the Borrower,




1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                      AI-1

                                    ANNEX II

               to Loan and Security Agreement dated July 18, 1996
      between AmeriKing Tennessee Corporation I, a Delaware corporation, and Franchise Acceptance Corporation Limited

                                      FEES




     Amount                  Type                               Payment Date
     ------                  ----                               ------------

   $   None                Origination  Fee                      at closing

   $  6,000.00*            Title, Search and Recording Fees      at closing

   $30,685.45*             Legal Expenses                        at closing

   $13,978.00*             UCC Costs/Recording Fees              at closing


         Any fees denoted with an asterisk indicates that fees are an estimate only.









1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                     AII-1

                                   ANNEX III
               to Loan and Security Agreement dated July 18, 1996
      between AmeriKing Tennessee Corporation I, a Delaware corporation, and Franchise Acceptance Corporation Limited


GUARANTORS

AmeriKing Colorado Corporation I, a Delaware Corporation

ADDITIONAL CONDITIONS PRECEDENT

A.       TO THE INITIAL INSTALLMENT ON A NOTE

         Borrower shall provide Lender, in a form reasonably acceptable to Lender, evidence of the following documents (as applicable):

                  (a) Landlord Consent;

                  (b) Borrower's Certificate of Good Standing from the States of Delaware, Tennessee and Georgia;

                  (c) Secretary's Certificate relating to Incumbency and
                      Corporate Resolutions (Borrower); and

                  (d) Secretary's Certificate relating to Incumbency and
                      Corporate Resolutions (Guarantor); and

                  (e) With respect to a Loan (or portion thereof) for original construction of any new Restaurant(s), certified survey of real property;

                  (f) [Intentionally Omitted];

                  (g) [Intentionally Omitted]; and

                  (h) Opinion of counsel for Borrower and the Guarantors, to be provided on or before August 18, 1996.

B.       TO SUBSEQUENT INSTALLMENTS ON A NOTE

         Borrower shall provide Lender, in a form reasonably acceptable to Lender, evidence of the following documents (as applicable):

                  (a) All material invoices, bills, construction contracts and other agreements relating to construction;

1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                     AIII-1

                  (b) Lien waivers;

                  (c) Certificates of Occupancy; and

                  (d) Building Permits




1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                     AIII-2

                                    ANNEX IV
               to Loan and Security Agreement dated July 18, 1996
      between AmeriKing Tennessee Corporation I, a Delaware corporation, and Franchise Acceptance Corporation Limited

                             ADDITIONAL COLLATERAL

None.

                         SEPARATE COLLATERAL DOCUMENTS

(a) Eight (8) UCC-1 Financing Statements with attachment, to be filed with the clerk and recorder of the counties of Catoosa and Gordon, State of Georgia, and the counties of Bradley, Hamilton and McMinn, State of Tennessee and the Tennessee and Georgia Secretary of State, respectively.

(b)      One (1) Conditional Assignment of Franchise Agreements.

(c)      One (1) Conditional Assignment of Leases.

(d) Three (3) First Amendment to Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement to be filed with the clerk and recorder of Boulder, Larimer and Weld Counties, respectively.

(e) Three (3)Leasehold Deeds of Trust, Assignments of Leases and Rents, Security Agreement and Financing Statement to be filed with the Register of Deeds of the counties of Bradley, Hamilton and McMinn, Tennessee.

(f) Two (2) Leasehold Deeds to Secure Debt, Assignment of Leases and Rents and Security Agreement to be filed with the clerk of the Superior Court of the counties of Catoosa and Gordon, State of Georgia.

                           DESCRIPTION OF REAL ESTATE

1.       BK #4361
         Owner: White II Investments, LLC, a Colorado limited liability company
         Property: Lot One, Block One, The Palmer Gardens, County of Larimer, State of Colorado, known and identified as 102 East 29th Street, Loveland, Colorado.

2.       BK #7885
         Owner: White III Investments, LLC, a Colorado limited liability company
         Property: Lot 6, Main Street Center Subdivision, Replat C, Lots 6 and 7, County of Boulder, State of Colorado, known and identified as 2000 North Main Street, Longmont, Colorado.




1.1 Document Reference: SDPC-7258-1
July 17, 1996
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3.       BK #9334
         Owner: White I Investments, LLC, a Colorado limited liability company
         Property: Lot 3 Montview Subdivision, City of Loveland, County of Larimer, State of Colorado, known and identified as 2393 West Eisenhower Boulevard, Loveland, Colorado.

4.       BK #4690
         Owner: Longs Peak BK, a Colorado general partnership Property: Lot 11A, Twin Peaks Mall Subdivision Replat "A", County of Boulder, State of Colorado, known and identified as 1250 South Hover, Longmont, Colorado.

5.       BK# 2942
         Owner:  The Estate of John R. P. Wheeler
         Property: Known and identified as 2708 11th Avenue, Greeley, Colorado PARCEL A That part of the Southwest 1/4 of Section 17, Township 5 North, Range 65 West of the 6th Principal Meridian, Greeley, Weld County, Colorado, more particularly described as follows: Commencing at the Southwest corner of Section 17, Township 5 North, Range 65 West of the 6th Principal Meridian; thence North 00(degree) 33' 00" West,
         297.04 feet along the West line of Section 17, said line also being the center line of 11th Avenue; thence North 89(degree) 27' 00" East,
         50.00 feet to the True Point of Beginning, said point being on the Eastern Right-of- Way of 11th Avenue; thence North 00(degree) 33' 00" West, along said Eastern Right-of-Way of 11th Avenue, 70.00 feet; thence North 89(degree) 27' 00" East, 175.00 feet; thence South 00(degree) 33' 00" East, 70.00 feet; thence South 89(degree) 27' 00" West, 175.00 feet to the True Point of Beginning. PARCEL B - An Exclusive Sign Easement over the following: That part of the Southwest 1/4 of Section 17, Township 5 North, Range 65 West of the 6th Principal Meridian, Greeley, Weld County, Colorado, more particularly described as follows: Commencing at the Southwest corner of Section 17, Township 5 North, Range 65 West of the 6th Principal Meridian; North 00(degree) 33' 00" West, 117.70 feet along the West line of
         Section 17, said line also being the center line of 11th Avenue; thence North 89(degree) 27' 00"East, 50.00 feet to the True Point of Beginning, said point being the intersection of Easterly Right-of-Way line of said 11th Avenue and the Northerly Right-of-Way line of U.S. 34 By-Pass; thence along said Easterly Right-of-Way line of 11th Avenue North 00(degree) 33' 00" West, 20.00 feet; thence North 89(degree) 27' 00" East, 15.00 feet; thence South 00(degree) 33' 00" East, 21.88 feet to a point on the aforementioned Northerly Right-of-Way line of U.S. 34 By-Pass; thence along said Northerly Right-of-Way line of U.S. 34 By-Pass North 83(degree) 24' 10" West,
         15.12 feet to the True Point of Beginning. PARCEL C - An Exclusive Utility Easement over the following: That part of the Southwest 1/4 of
         Section 17, Township 5 North, Range 65 West of the 6th Principal Meridian, Greeley, Weld County, Colorado, more particularly described as follows: Commencing at the Southwest corner of Section 17, Township 5 North, Range 65 West of the 6th Principal Meridian; North 00(degree) 33' 00" West 297.04 feet along the West line of Section 17, said line also being the center line of 11th Avenue; thence North 89(degree) 27' 00" East, 50.00 feet to the True Point of Beginning, said point being on the Eastern Right-of- Way of 11th Avenue; thence continuing North 89(degree) 27' 00" East, 10.00 feet; thence South 00(degree)

1.1 Document Reference: SDPC-7258-1
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         33' 00" East, 159.34 feet; thence South 89(degree) 27' 00" West, 10.00 feet to a point on the aforementioned Easterly Right-of-Way line of 11th Avenue; thence along said Easterly Right-of-Way line North 00(degree) 33' 00" West, 159.34 feet to the True Point of Beginning. PARCEL D - A non-exclusive easement for ingress, egress, parking and utilities over the unconstructed portions of the following: A tract of land located in the Southwest Quarter (SW1/4) of Section 17, Township
         5 North, Range 65 West of the Sixth Principal Meridian, Weld County, Colorado, and being more particularly described as follows: Commencing at the Southwest corner of said Section 17, and considering the West line of said Section 17 to bear North 00(degree) 33' 00" West and with all other bearings contained herein being relative thereto; thence North 00(degree) 33' 00" West, along the West line of said Section 17 and also the centerline of 11th Avenue, City of Greeley, 117.70 feet; thence North 89(degree) 27' 00" East, 50.00 feet to the intersection of the East right-of-way line of said 11th Avenue and the North right-of-way line of U.S. Highway No. 34 Bypass, said intersection being the True Point of Beginning; thence North 00(degree) 33' 00" West, along the East right-of-way line of said 11th Avenue, 861.76 feet; thence North 89(degree) 57' 30" East, 214.7 feet; thence North 00(degree) 33' 00" West, 244 feet to the South right-of-way line of 26th Street, City of Greeley; thence North 89(degree) 57' 30" East, along the South right-of-way line of said 26th Street 790.3 feet to a point on the West right-of-way line of 9th Avenue, City of Greeley; thence South 00(degree) 01' 10" East, along the West right-of-way line of said 9th Avenue 699.8 feet; thence South 89(degree) 57' 30" West,
         190.5 feet; thence South 00(degree) 01' 10" East, 300 feet; thence North 89(degree) 57' 30" East, 190.5 feet to the West right-of-way line of said 9th Avenue; thence South 00(degree) 01' 10" East, along said West right-of-way line, 217.33 feet to the North right-of-way line of U.S. Highway No. 34 Bypass; thence along the North right-of-way of said U.S. Highway No 34 Bypass by the following three
         (3) courses and distances:
                  South 89(degree) 30' 25" West, 305 feet; North 73(degree) 09' 30" West, 209.3 feet;
                  North 82(degree) 10' 00" West, 482.2 feet to the True Point of Beginning, LESS AND EXCEPT Parcels A, B and C above.

6.       BK# 2585

         Owner: Burger King Operating Limited Partnership Property: Known and identified as 380 Battlefield Parkway, Fort Oglethorpe, Georgia
                               Legal Description
         All that tract or parcel of land lying and being in Land Lot 85 of the 9th District, 4th Section of Catoosa County, Georgia and being more particularly described as follows:
                  Beginning at a concrete right of way marker at the intersection of the westerly right of way of Van Cleve Street (50 foot right of way) and the northerly right of way of Battlefield Parkway a/k/a Georgia Highway No. 2 (100 foot right of way) and running thence North 76(degree) 02' 14" West along the northerly right of way of Battlefield Parkway a distance of 190 feet to a point; running thence North 01(degree) 08' 07" East a distance of 180 feet to a point; running thence South 89(degree) 44' 14" East a distance of 185 feet to a point on the westerly right of way of Van Cleve Street; running thence South 01(degree) 03' 51"

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                  West along the westerly right of way of Van Cleve Street a distance of 225 feet to a concrete right of way marker and the point of beginning.
         Together with a non-exclusive easement for ingress, egress and parking on, over and across those portions of the property described hereinbelow devoted to such purposes for so long as said property is used as a commercial shopping center: All that certain tract or parcel of land lying and being in Land Lot 85 of the 9th District, 4th Section of Catoosa County, Georgia and being more particularly described as follows:
                  Beginning at a point on the northerly right of way of Battlefield Parkway a/k/a Georgia Highway No. 2 (100 foot right of way) a distance of 190 feet as measured along said right of way from the intersection of said right of way and the westerly right of way of Van Cleve Street (50 foot right of way) running thence North 76(degree) 02' 14" West along the northerly right of way of Battlefield Parkway a distance of 260.47 feet to a point; running thence North 00(degree) 39' 00" West a distance of 174 feet to a point; running thence North 76(degree) 02' 14" West a distance of 150 feet to a point; running thence North 00(degree) 39' 00" West a distance of 455.77 feet to a point; running thence North 89(degree) 21' 00" East a distance of 604.43 feet to an iron pin located on the westerly right of way of Van Cleve Street; running thence South 01(degree) 03' 51" West along the westerly right of way of Van Cleve Street a distance of
                  556.61 feet to a point; running thence North 89(degree) 44' 14" West a distance of 185 feet to a point; running thence South 01(degree) 08' 07" West a distance of 180 feet to a point on the northerly right of way of Battlefield Parkway and the point of beginning.

7.       BK# 2769
         Owner:  Burger King Corporation
         Property:  Known and identified as 905 South Wall Street, Calhoun,
Georgia
                               Legal Description
         All that tract or parcel of land lying and being in Land Lot No. 241 of the 14th District and 3rd Section of Gordon County, Georgia, and being more particularly described as follows: BEGINNING at the point formed by the prolongation of the Northwesterly right of way of U.S. Highway 41/Georgia 53 Connector (60 ft. right of way) and the Southwestern existing right of way of South Wall Street - U.S. 41 (60 ft. right of way); thence running along the West right of way of South Wall Street following the curvature to the right an arc distance of
         75.75 feet; said arc subtending a chord bearing North 36 degrees 43 minutes 56 seconds West for 75.75 feet to a point and the TRUE POINT OF BEGINNING. Thence continuing along said right of way an arc distance of 152.25 feet, said arc subtending a chord bearing North 34 degrees 17 minutes 02 seconds West for 152.23 feet to a point, said point being 144.02 feet Southeasterly along the right of way of South Wall Street from the centerline of May Street; thence departing said right of way and running South 40 degrees 32 minutes 09 seconds West for 185.00 feet to a point; thence running South 33 degrees 20 minutes 39 seconds East for 187.00 feet to the right of way of U.S. 41/Georgia 53 Connector; thence running North 53 degrees 23 minutes 22 seconds East along the right of way for 163.01 feet to a point; thence continuing along said right of way following the curvature to the left of an arc distance of 14.12 feet, said arc subtending a chord bearing North 08 degrees 06 minutes 52 seconds East for 13.99 feet to a point; thence continuing North 37 degrees 09 minutes 38

1.1 Document Reference: SDPC-7258-1
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         seconds West for 15.73 feet to a point; thence running North 53 degrees 00 minutes 27 seconds East for 5.00 feet to a point; thence continuing North 28 degrees 29 minutes 48 seconds West for 50.55 feet to a point and the point of beginning. There being a plat of survey of the above described property entitled "Survey for Burger King Corporation" prepared by Michael F. Lawler, Surveyor, Mallett & Associates, dated June 6, 1979, recorded in the Office of the Clerk of the Superior Court of Gordon County, Georgia in Plat Book No. 11, Page 20, to which said plat and record thereof reference is hereby made for a full and complete description of said lands. Said tract containing
         0.845 acres according to said plat of survey. Subject to any and all reservations, restrictions, easements, rights of way, limitations and conditions of record.

8.       BK# 4959
         Owner:  Evealyn Little Clowers
         Property: Known and identified as 1445 25th Street, Cleveland,
         Tennessee
                               Legal Description
         BEING all of Lot 3 and Part of Lot 4 as laid out in the Revised Addition to the GUTHRIE IV ADDITION, which plat is duly of record in Plat Book 3, page 158, in the Register's Office of Bradley County,
         Tennessee: Said Lot 3 is more particularly described as follows:
         BEGINNING at an iron post in the Northwest corner of Lot 3, which point is in the East right of way of Little Street and the South right of way of 25th Street; thence extending in an easterly direction with and along the right of way of 25th Street 79.3 feet to a right of way marker; thence South 51(degree) 14' East with and along the right of way of 25th Street 222.4 feet to a right of way marker; thence South 78(degree) 56' West 218.1 feet to an iron post; thence North 50(degree) 13' West 131.5 feet to an iron post in the right of way of Little Street; thence extending North 27(degree) 15' East with said right of way 150 feet to the point of BEGINNING. Part of Lot 4 is more particularly described as follows: BEGINNING at an iron post in the East right of way of Little Street, which point is in the Northwest corner of Lot 4 and the Southwest corner of Lot 3; thence South 27(degree) 15' West with and along the right of way of Little Street 100 feet to an iron post in the Northwest corner of a 30 foot common drive to be hereinafter described; thence extending in an easterly direction with and along the North line of said common drive 130 feet, more or less, to an iron post; thence North 27(degree) 15' East 75 feet, more or less, to an iron post in the most southern point of Lot 3; thence North 50(degree) 13' West with and along the South line of Lot 3, 131.5 feet to the point of BEGINNING. ALSO included is a common drive 30 feet in width BEGINNING at an iron post in the Southwest corner of part of Lot 4 and the East right of way of Little Street; thence extending in an easterly direction with the South line of part of Lot 4, 130 feet, more or less, to an iron post; thence extending in a southern direction 30 feet to an iron post; thence extending in a westerly direction 130 feet, more or less, to an iron post in the right of way of Little Street; thence extending in a northerly direction with and along Little Street 30 feet to the point of BEGINNING. IN CONSIDERATION of the common drive, the Lessee agrees to pave and maintain said drive for the use and benefit of both the Lessors and Lessee.

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         BEING part of the real estate conveyed to Johnnie Evealyn Little by deed duly of record in Deed Book 194, page 235, and by deed of Fred Guthrie dated January 3, 1985, duly of record in Deed Book 290, page 461, both of record in the Register's Office of Bradley County, Tennessee.

9.       BK# 2657
         Owner:  Mike P. Gulas
         Property:   Known and identified as 6404 Ringold Road, Chattanooga,
         Tennessee
                               Legal Description
         This property is located in East Ridge, Tennessee in Hamilton County and is described as Lots 1 thru 5 Block "B", G. E. Smiths P.B. 9 Pg 45, and located on the Hunnicutt Tax Map #169-L Block M lots 13 & 14. Subject to any and all reservations, restrictions, easements, rights of way, limitations and conditions of record.

10.      BK# 2995
         Owner:  Burger King Operating Limited Partnership
         Property:  Known and identified as 4417 Highway 58, Chattanooga,
         Tennessee
                               Legal Description
         All that tract or parcel of land lying and being in the Second Civil District of Hamilton County, Tennessee and being more particularly described as follows: Commencing at a concrete monument that marks the northern most corner of Murray Hills Shopping Center Property; thence running S 73(degree) 04' W along the southern line of a 60' Access Road, also known as Oak Hill Road, 100.00' to an iron pin and the TRUE POINT OF BEGINNING; thence departing the southern line of said Access Road and running S 18(degree) 04' E for 249.00' to a nail and cap at the front of a curb line and on the northern Right-of-Way of State Highway No. 58; thence running southwesterly along the Right-of-Way of said highway following the curvature to the left an arc distance of 169.4' more or less, said arc subtending a chord bearing S 71(degree) 28' W for 169.15' to an iron pin; thence departing said R/W and running N 17(degree) 04' W for 253.70' to a fence corner located on the southern line of the 60' Access Road; thence running N 73(degree) 04' E along the southern line of said Access Road for 164.80' to an iron pin and the POINT OF BEGINNING.
         Said tract containing 41,963 square feet or 0.963 acres.
         Subject to any and all reservations, restrictions, easements, rights of way, limitations and conditions of record.

11.      BK# 3964
         Owner:  Burger King Corporation
         Property:  Known and identified as 5018 Hixson Pike, Hixson, Tennessee
                               Legal Description
         IN THE CITY OF CHATTANOOGA, HAMILTON COUNTY, TENNESSEE: Lot No. One
         (1), Burger King-Hixson Pike Subdivision, as recorded in Plat Book 37, Page 323, in the Register's Office of Hamilton County, Tennessee, being a part of Tract Two (2), as described in Deed to David L. McKenzie, as Trustee under Trust Agreement executed by Mamie Austin, dated September 5, 1975, said Deed bearing date of December 30, 1977, and being of record in Book 2473, Page 605, in the Register's Office of Hamilton County, Tennessee,

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         and more particularly described as follows: Beginning on a point on the Southeastern right-of-way line of Hixson Pike (80-foot right-of-way), said point being located South 50 degrees 49 minutes West, a distance of 969.39 feet from the intersection of the Southern right-of-way of Brunswick Lane (50-foot right-of-way), said point of beginning being also in the most Western front corner of Lot One (1), Chrysler Realty Corp. Subdivision, as shown by plat of record in Plat Book 33, Page 261, in said Register's Office; thence along the Southwestern line of said Lot No. 1, and being also along the Southwestern line of property of Moore- Handley, Inc., as recorded in Book 2684, Page 498, in said Register's Office, South 39 degrees 11 minutes East 230 feet to a corner of said Lot No. 1, Chrysler Realty Corp. Subdivision, at an iron pin, and being the Eastern-most corner of Tract 2, described in Deed recorded in Book 2473, Page 605, aforesaid; thence along a Northwest line of said Lot No. 1, Chrysler Realty Corp. Subdivision, the Moore-Handley, Inc. property, and being the Southeast line of Tract No. 2, as described in Book 2473, Page 605, aforesaid, South 50 degrees 49 minutes West 155 feet to an iron pin; thence North 39 degrees 11 minutes West, along the line dividing Lots Nos. 1 and 2 of Burger King-Hixson Pike Subdivision, a distance of 230 feet to the Southeastern right-of-way line of Hixson Pike; thence North 50 degrees 49 minutes East along said Southeastern line of Hixson Pike 155 feet to the point of beginning.

         Being a part of Tract Two (2) as described in Deed recorded in Book 2473, Page 605, in the Register's Office of Hamilton County, Tennessee.

         TOGETHER WITH a perpetual Easement, as herein created and granted, to be an Easement appurtenant to the above-described property, running with the land, particularly described as follows: Beginning at the Southeastern or extreme Eastern corner of Lot 2, of the Burger King-Hixson Pike Subdivision, as recorded in Plat Book 37, Page 323, in the Register's Office of Hamilton County, Tennessee; thence along the Southeast line of Lot No. 2, of said Subdivision, South 50 degrees 49 minutes West, a distance of 32.74 feet to a point, being the Southern-most corner of said Lot 2; thence North 69 degrees 05 minutes West, along the Southwestern line of said Lot No. 2, and being the Northeastern line of Lot No. 1, Northgate Park Subdivision, as recorded in Plat Book 35, Page 365, in said Register's Office, a distance of
         11.53 feet to a point; thence North 50 degrees 49 minutes East, a distance of 38.49 feet to a point on the Southwestern line of Lot 1, of said Burger King-Hixson Pike Subdivision; thence along said line, South 39 degrees 11 minutes East a distance of 10.00 feet to the point of beginning; and,

         TOGETHER WITH right to share in the use of the 10-foot Drainage Easement along the most Southwestern line of the property conveyed from Helen Price Austin and First Presbyterian Church of Chattanooga to Chrysler Realty Corporation, recorded in Book 2196, Page 917, in the Register's Office of Hamilton County, Tennessee, under the provisions in said Deed, to-wit: "Subject to ten (10) foot Drainage Easement along the most Southwestern line of the herein described property, as shown on Survey No. E67 of G. F. Gatlin Surveying Company, Inc., dated January 21, 1974, and revised April 13, 1974"; The aforesaid Drainage Easement being for the purpose of drainage of surface waters from the hereinabove described lot, including the waters flowing thereon through existing storm sewer facilities, as shown on Plat of Burger King-Hixson Pike Subdivision, recorded in Plat Book 37, Page 323, in the Register's Office of Hamilton County, Tennessee.

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         The above described Real Estate is conveyed subject to a Storm Sewer
         Easement now existent, located thereon, as shown in Plat Book 37, Page 323, in the Register's Office of Hamilton County, Tennessee, said Storm Sewer Drainage Easement as located on Lot No. 1, being described as follows: Beginning at a point on the Southeastern right-of-way line of Hixson Pike (80-foot right-of-way), said point being located South 50 degrees 49 minutes West, a distance of 969.39 feet from the intersection of the Southern right-of-way of Brunswick Lane (50-foot right-of-way)' thence South 39 degrees 11 minutes East along the Northeastern line of Lot 1, Burger King-Hixson Pike Subdivision, as recorded in Plat Book 37, Page 323, in the Register's Office of Hamilton County, Tennessee, a distance of 5.04 feet to a point; thence South 48 degrees 32 minutes West, a distance of 145.50 feet to a point; thence South 45 degrees 44 minutes East, a distance of 220.62 feet to a point on the Southeastern line of said Lot No. 1; thence South 50 degrees 49 minutes West a distance of 34.82 feet to a point, being the Southern-most corner of said Lot No. 1; thence North 39 degrees 11 minutes West along the line between Lot No. 1 and Lot No. 2, of said Burger King-Hixson Pike Subdivision, a distance of 10.00 feet to a point; thence North 50 degrees 49 minutes East a distance of
         23.60 feet to a point; thence North 45 degrees 44 minutes West a distance of 206.64 feet to a point located on said line between Lot No. 1 and Lot No. 2; thence North 39 degrees 11 minutes West, along said line, a distance of 14.71 feet to a point located on the Southeastern right-of-way of Hixson Pike; thence North 50 degrees 49 minutes East along said right-of-way, a distance of 155.00 feet to the point of beginning; Said Drainage Easement is subject to drainage of water from the extreme Northern corner of said Lot No. 1 into said Storm Sewer Easement, and the waters extending from the Southeast line of Hixson Pike across the most Northern corner of Lot No. 2, of said Burger King-Hixson Pike Subdivision, and into said Storm Sewer. The Easement is to constitute a burden on the herein conveyed lot (and being specifically an Easement reserved for the use and benefit of Lot No. 2, to be an Easement appurtenant thereto), and to run with the Land. It is also stipulated and provided that City of Chattanooga, Tennessee, shall have a vested interest in said Easement, with the right to require the same to be kept and maintained, and to utilize the same in drainage of surface waters, in the same form and manner as the same is now being done, but with the express stipulation that the maintenance of said Easement shall be the liability and obligation of Burger King Corporation, its successors or assigns, and the City of Chattanooga, Tennessee, shall have no obligation or liability relative to the maintenance thereof.

         It is further understood and agreed that Burger King Corporation, its successors or assigns, shall have the full right and privilege of paving over said Drainage Easement, at such places and locations as it may from time to time determine, but with the further provision that if it is required in the maintenance of the storm sewer pipeline to take up any portion or portions of such pavement, this will also be the obligation and liability of said Burger King Corporation, its successors or assigns.

         Subject to any and all restrictions, reservations, easements, rights of way, limitations and conditions of record.





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12.      BK# 4195
         Owner:  Ralph E. Manning and Evelyn C. Manning
         Property: Known and identified as 5001 Brainerd Road, Chattanooga, Tennessee
                               Legal Description
         All those tracts or parcels of land lying and being in the City of Chattanooga, Hamilton County, Tennessee, being more particularly described as:

         TRACT ONE: Lots 1 and 2, Block M, Reamended Plat of Block M, Brainerd Park as shown by plat recorded in Plat Book 14, Page 85 in the Register's Office, Hamilton County, Tennessee, AND Lot 1, Mission Subdivision on Brainerd Road as shown by plat recorded in Plat
         Book 9, Page 32, said Register's Office. Excepting the southern 10 feet of said Lot 1, Mission Subdivision taken in widening Brainerd Road to a width of 80 feet. According to said plats, said three lots form one parcel of land, particularly described according to said plats, and according to said plats, and according to plat of survey by
         G. B. Pierce, Engineer, dated October 16, 1959, as follows: Beginning at a concrete monument in the eastern line of North St. Marks Avenue, being the northwest corner of Lot 1, in Block M, Brainerd Park; thence along the eastern line of North St. Marks Avenue, South 23 degrees 45 minutes West a distance of 125.22 feet to the beginning of a curve formed at the intersection of North St. Marks Avenue and Brainerd Road; thence around said curve to the left, turned on a radius of 25 feet, the arc of the curve being 39.49 feet in length, to the end of said curve in the northern line of Brainerd Road; thence along the northern line of Brainerd Road South 65 degrees 45 minutes East a distance of 176.57 feet to an iron pipe marking the present southeast corner of Lot 1, Mission Subdivision; thence along the eastern line of said Lot 1, Mission Subdivision, North 23 degrees 45 minutes East
         133.7 feet to the southern line of what was formerly a 15-foot alley (abandoned by Instrument of record in Book H, Vol. 22, Page 427, said Register's Office); thence North 65 degrees 45 minutes West, along the southern line of said abandoned alley, a distance of 51.35 feet to a point in the line dividing Lot 2, Block M, Brainerd Park from Lot 1, Mission Subdivision; thence along the eastern line of said Lot 2, Block M, Brainerd Park, North 23 degrees 45 minutes East a distance of
         16.3 feet to a concrete monument marking the northeast corner of said Lot 2; thence along the northern line of Lots Nos. 2 and 1, Block M, said Brainerd Park, North 65 degrees 45 minutes West 150 feet to the point of beginning.

         TOGETHER with all rights, title and interest in and to the southern 7.5 feet of that portion of the abandoned alley hereinabove referred to, becoming appurtenant to Lot 1, Mission Subdivision by reason of such abandonment thereof, as will appear by reference to Book H, Vol. 22, Page 427, said Register's Office, further by reference to Instrument executed by W. A. McClure, dated January 2, 1960, and further under Ordinance No. 5068, adopted by City of Chattanooga on April 12, 1960.

         Being the same property conveyed by deed recorded in Book 2418, Page 755, said Register Office.

         TRACT TWO: Parcel 1 of Payless Subdivision as shown on plat recorded in Plat Book 37, Page 88, said Register's Office. According to said plat said parcel fronts 25 feet on the north line of Brainerd Road and extends back between parallel lines, on a bearing of North 23 degrees 07 minutes East, its west line 135.64 feet; its east line 136.21 feet to the north line of the subdivision, on which it is shown to have a footage of 25 feet. Being the same property conveyed by deed recorded in Book 2887, Page 697, said Register's Office.

1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                     AIV-9

13.      BK# 4445
         Owner:  Burger King Limited Partnership III
         Property: Known and identified as 6925 Lee Highway, Chattanooga, Tennessee
                               Legal Description
         Located in the City of Chattanooga of Hamilton County, Tennessee. Tract C, Butler, Barkley & Associates Subdivision, as shown by plat of record in Plat Book 34, Page 54, Register's Office of Hamilton County, Tennessee. According to said plat said lot is more particularly described as follows: BEGINNING at a point in the Northwest right-of-way line of Lee Highway, said point being located North fifty-two (52) degrees fourteen (14) minutes East along said right-of-way line, seven hundred eight and nine-tenths (708.9) from its intersection with the Northeast right-of-way line of Conner Lane; thence leaving said right-of-way line, North forty-nine (49) degrees eleven (11) minutes West ninety-five and forty-five hundredths (95.45) feet to a point; thence North twenty-three (23) degrees twenty-four
         (24) minutes East one hundred ninety (190) feet to a point; thence South forty- seven (47) degrees forty-two (42) minutes East, one hundred eighty-eight (188) feet to a point in the Northwest right-of-way line of Lee Highway; thence South fifty-two (52) degrees fourteen (14) minutes West along said right-of-way line, one hundred eighty (180) feet to the point of beginning.

         The above described property contains 25,318 sq. ft. (0.581) ac). Reference for prior title is made to Book 2721, page 848 in said Register's Office.

14.      BK# 5355
         Owner:  Bernard Mollod
         Property: Known and identified as 2119 East 23rd Street, Chattanooga, Tennessee
                               Legal Description
         Land lying and being in the City of Chattanooga, Hamilton County, Tennessee, and being part of Lot 10, Lot 11, Lot 12, and part of Lot 13, Sutton and Anderson's Subdivision, as shown by plat of record in Plat Book 5, Page 51, in the Register's Office of the aforesaid county, and being more fully described as follows:

         BEGINNING at a point in the northern right-of-way of East 23rd Street (Palmetto) as widened by deed unto the City of Chattanooga, Tennessee, as recorded in Deed Book 1935, Page 498 in the aforesaid Register's Office, where said line is intersected by the western line of an unopen ten (10) foot alley as shown on the aforedescribed plat; then thence north sixty-six (66) degrees, nineteen (19) minutes west along the said southern right-of-way of East 23rd Street, one hundred ten and seven-tenths (110.7) feet to a point; thence northwardly and northeastwardly in a curve to the right along a line forming the rounding of the intersection of the northern line of East 23rd Street with the eastern line of Willow Street, said curve having a radius of thirty and no tenths (30.0) feet, an arc distance of forty-seven and five- hundredths (47.05) feet to a point; thence north twenty-three
         (23) degrees, thirty-three (33) minutes east along the eastern line of Willow Street, one hundred twenty-five and seventy-one hundredths (125.71) feet to a point; thence south sixty-six (66) degrees, thirty-eight (38) minutes east, one hundred forty and thirty-six-hundredths (140.36) feet to a point in the western line of the aforedescribed ten (10) foot alley; thence south twenty-three (23) degrees, twenty-seven (27) minutes west along the western line of said alley one hundred fifty-six and forty-one-hundredths (156.41) feet to the point of BEGINNING, containing twenty-one

1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                     AIV-10
         thousand, seven hundred twenty-eight (21,728) square feet or fifty-hundredths (0.50) acres, more or less.

15.      BK# 3351
         Owner:  Burger King Corporation, a Florida corporation
         Property: Known and identified as 676 Signal Mountain Road, Chattanooga, Tennessee
                               Legal Description
         IN THE CITY OF CHATTANOOGA, HAMILTON COUNTY, TENNESSEE:
         All that certain tract or parcel of land situated, lying and being in Foust, Hamilton County, Tennessee, and being Lot Two (2) as shown on Corrective Plat of the Resubdivision of Lots 1 and 2, of the Final Plat of K-Mart Subdivision on Mountain Creek Road, as shown by Plat filed for record September 24, 1981, recorded in Plat Book 34, Page 80, in the Register's Office of Hamilton County, Tennessee, and being more particularly described as follows: Commencing at an iron pin located at the intersection of the Eastern right-of-way of Mountain Creek Road (60' R/W) and the Eastern right-of-way of Signal Mountain Boulevard, U.S. Highway No. 127 (80' R/W); thence running Southeasterly along the Eastern right-of-way of Signal Mountain Boulevard following the curvature to the left an arc distance of 112.50', said arc subtending a chord bearing S 20(degree) 16' E for 112.40', said arc having a radius of 756.78'; thence continuing along said right-of-way in a Southeasterly direction following the curvature to the right an arc distance of 84.34', said arc subtending a chord bearing S 13(degree) 21' E for 84.30', said arc having a radius of 756.78', to an iron pin and the TRUE POINT OF BEGINNING; thence departing said right-of-way and running N 56(degree) 52' E for 176.05' to a monument; thence running S 50(degree) 12' E for 205.0' to a monument; thence running S 24(degree) 48' W for 88.30' to a point on the Northern right-of-way of Mundy Street; thence running Southwesterly along the Northern right-of-way of Mundy Street following the curvature to the left an arc distance of 106.96', said arc subtending a chord bearing S 88(degree) 45' W for 106.87' to a point; thence continuing along said right-of-way S 84(degree) 45' W for 80.34' to a point; thence continuing along said right-of-way N 89(degree) 42' W for 43.47' to a point; thence running Northwesterly following the curvature to the right of the radiused intersection of the Northern right-of-way of Mundy Street and the Eastern right-of-way of Signal Mountain Boulevard, an arc distance of 36.32', said arc subtending a chord bearing N 45(degree) 16' W for 35.36', said arc having a radius of 45.5', to a point on the Eastern right-of-way of Signal Mountain Boulevard; thence running Northwesterly along the Eastern right-of-way of Signal Mountain Boulevard following the curvature to the left an arc distance of 100.54', said arc subtending a chord bearing N 07(degree) 07' W for 100.46' to an iron pin and the POINT OF BEGINNING.

         TOGETHER WITH all rights and privileges made appurtenant to the hereinabove described premises by Instrument executed by Butler, Barkley and Associates, Ltd., et al, recorded in Book 2717, Page 967, as amended by instrument recorded in Book 2784, Page 544, both in the Register's Office of Hamilton County, Tennessee; and,

         SUBJECT TO the provisions of said instruments, as the same constitute a burden on the herein described premises.

         REFERENCE is made for prior title book 2716, Page 437, in the Register's Office of Hamilton County, Tennessee.

1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                     AIV-11

         SUBJECT TO Governmental zoning and subdivision ordinances or regulations in effect thereon, and taxes for the year 1982 and thereafter.

         SUBJECT TO City of Chattanooga Sanitary Sewer Easement recorded in Book 1874, Page 241, in the Register's Office of Hamilton
         County, Tennessee, as located within the boundaries of said lot. SUBJECT TO Easement and right-of-way acquired by United States of America, upon the relation and for the use of the Tennessee Valley Authority, under Decree in cause No. 4113 in the United States District Court for the Eastern District of Tennessee, Southern Division, a certified copy of Declaration of Taking appearing of record in Book 1536, Page 368, and a certified copy of the Final Judgment in said case being of record in Book 1594, Page 250, in the Register's Office of Hamilton County, Tennessee, with partial abandonment by instrument recorded in Book 2775, Page 643, in said Register's Office, and grant of additional transmission line easement by instrument recorded in Book 2778, Page 135, in said Register's Office.

         Plat of Survey of the property by Mallett & Associates, File
         No. 80175-S, last dated October 21, 1981, and also Subdivision Plat in Plat Book 34, Page 80, in the Register's Office of Hamilton County, Tennessee, show the following Easements and rights-of-way crossing the Western portion of the property, subject to which this conveyance is made, to-wit:
                  (a)      Underground telephone cable line;
                  (b)      Electric power service line; and
                  (c)      Storm drainage facility.
         SUBJECT TO any and all right, title and interest of the City of Chattanooga in and to all that portion of the property described herein lying within twenty-five (25) feet of the existing Easterly right-of-way of Signal Mountain Boulevard, U.S. Highway No. 27 (80-foot right-of-way).

         Subject to any and all reservations, restrictions, easements, rights of way, limitations and conditions of record.

16.      BK# 5873
         Owner:  FFCA Acquisition Corporation
         Property:  Known and identified as 2635 Decatur Pike, Athens, Tennessee
                               Legal Description
         BEING a certain tract of land located at 2635 Decatur Pike in the First Civil District of Athens, McMinn County, Tennessee, and being more particularly described as follows: BEGINNING at an iron pin
         (old), said pin being the most northern point of the herein described property, in the South right-of-way of Interstate 75 and in the West right-of-way of Tennessee State Highway No. 30 (Decatur Pike);

         THENCE with said right-of-way of Tennessee State Highway No. 30 (Decatur Pike) South 62(degree) 37' 11" East, 199.69 feet to an iron pin (old), said pin being a corner to Finley, Lyle, and Arnold Co., Trustees as evidenced in Deed Book 12Y, page 348, Register's Office of McMinn County, Tennessee;

         THENCE with the line of Finly, Lyle, and Arnold Co., Trustees for the next 2 calls: (1) South 33(degree) 20' 50" West, 115.35 feet to an iron pin (old); and (2) South 38(degree) 59' 19" East, 262.46 feet to a metal fence post in the South edge of Blue Springs Creek, said post being

1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                     AIV-12
         a corner to Kelly Shepherd and Sons, Inc. as evidenced in Deed Book 6V, page 563, Register's Office of McMinn County, Tennessee;

         THENCE with the line of Kelly Shepherd and Sons, Inc. South 34(degree) 30' 59" East, 208.40 feet to an iron pin (old), said pin being in the North right-of-way of Rocky Mount Road; THENCE with said right-of-way South 88(degree) 17' 47" West, 440.63 feet to an iron pin (old), said pin being a corner to Frank Davis as evidenced in Deed Book 13J, page 100, Register's Office of McMinn County, Tennessee;

         THENCE with the line of Davis for the next 2 calls: (1) North 01(degree) 23' 00" West, 332.24 feet to an iron pin (old); and (2) North 23(degree) 32' 06" West, 198.06 feet to an iron pin (old), said pin being in the South right-of-way of the aforementioned Interstate 75;

         THENCE with said right-of-way North 64(degree) 06' 50" East, 144.96 feet to the point of beginning and containing 158,973 square feet or
         3.650 acres, more or less.

         BEING the same property conveyed to QSC, Inc., a Tennessee Corporation, by Deed of Record in Book 13K, page 421, Register's Office for McMinn County, Tennessee.


         TOGETHER with easements appurtenant thereto as set forth in Deed Book 10S, page 558, Register's Office for McMinn County, Tennessee.


1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                     AIV-13

                                 ANNEX V

               to Loan and Security Agreement dated July 18, 1996
      between AmeriKing Tennessee Corporation I, a Delaware corporation, and Franchise Acceptance Corporation Limited

RELATED PERSONS:   AmeriKing Colorado Corporation I, a Delaware corporation

BORROWER'S FINANCIAL STATEMENT: Proforma Financial Statements as submitted with the loan application dated November 30, 1995.

BORROWER'S CHIEF EXECUTIVE OFFICE:

         AmeriKing Tennessee Corporation I
         2215 Enterprise Drive
         Westchester, Illinois 60154

BORROWER'S CHIEF PLACE OF BUSINESS:

         AmeriKing Tennessee Corporation I
         4071 South Access Road, Suite 101
         Chattanooga, Tennessee 37406

OFFICE(S) WHERE BORROWER KEEPS RECORDS CONCERNING COLLATERAL:

         AmeriKing Tennessee Corporation I
         2215 Enterprise Drive
         Westchester, Illinois 60154

LOCATIONS OF COLLATERAL:

         BK #2585 - 380 Battlefield Parkway, Fort Oglethorpe, Georgia BK #2769 - 905 South Wall Street, Calhoun, Georgia
         BK #4959 - 1445 25th Street, Cleveland, Tennessee
         BK #2657 - 6404 Ringold Road, Chattanooga, Tennessee
         BK #2995 - 4417 Highway 58, Chattanooga, Tennessee
         BK #3964 - 5018 Hixson Pike, Hixson, Tennessee
         BK #4195 - 5001 Brainerd Road, Chattanooga, Tennessee
         BK #4445 - 6925 Lee Highway, Chattanooga, Tennessee
         BK #5355 - 2119 East 23rd Street, Chattanooga, Tennessee
         BK #3351 - 676 Signal Mountain Road, Chattanooga, Tennessee BK #5873 - 2635 Decatur Pike, Athens, Tennessee
         BK #4361 - 102 East 29th Street, Loveland, Colorado
         BK #7885 - 2000 North Main Street, Longmont, Colorado
         BK #9334 - 2393 West Eisenhower Blvd., Loveland, Colorado
         BK #4690 - 1250 South Hover, Longmont, Colorado
         BK #2942 - 2708 11th Avenue, Greeley, Colorado

EXCEPTIONS TO LIEN REPRESENTATION:  NONE.

1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                      AV-1

                                    ANNEX VI
               to Loan and Security Agreement dated July 18, 1996
      between AmeriKing Tennessee Corporation I, a Delaware corporation, and Franchise Acceptance Corporation Limited

                    FINANCIAL AND TAX REPORTING REQUIREMENTS


Borrower shall furnish, or cause to be furnished, to Lender each of the following:

         (a) Quarterly Reports. As soon as available and in any event within thirty-one (31) days after the end of each of the first three quarters of each fiscal year of Borrower, balance sheets of Borrower as of the such quarter and statements of income and retained earnings of Borrower for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by a representative of Borrower acceptable to Lender.

         (b) Compliance Certificate. As soon as available and in any event within thirty-one (31) days after the end of each of the second quarter and the fourth quarter of each fiscal year of Borrower, a compliance certificate signed by a representative of Borrower acceptable to Lender indicating that as of the end of such quarter Borrower was in compliance with each of the covenants contained in the Loan Documents.

         (c) Annual Reports. As soon as available and in any event within 120 days after the end of each fiscal year of Borrower, (i) a copy of the annual report for such year for Borrower containing financial statements for such year certified in a manner acceptable to Lender by a representative of Borrower acceptable to Lender, (ii) personal statements of each Guarantor, if such Guarantor is an individual, or balance sheets and statements of income and retained earnings, if such Guarantor is not an individual, for the most recent fiscal year of such Guarantor certified in a manner acceptable to Lender by such Guarantor or a representative of such Guarantor acceptable to Lender, and
(iii) annual financial projections for Borrower's following fiscal year.

         (d) Tax Returns. Within thirty (30) days of filing any tax return for Borrower or any Guarantor with the Internal Revenue Service, copies of such returns.




1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                     AVI-1

                                   ANNEX VII
               to Loan and Security Agreement dated July 18, 1996
      between AmeriKing Tennessee Corporation I, a Delaware corporation, and Franchise Acceptance Corporation Limited

                             ADDITIONAL PROVISIONS

         1. Borrower hereby agrees that it will, at any time and from time to time after the closing of the Loan, upon the request of Lender, do, execute, acknowledge and deliver or will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required for the effective assigning, transferring, granting, conveying, assuring and confirming to Lender, its heirs, legal representatives or assigns or for securing, aiding and assisting in the collection and reducing to possession, any and all of the assets or property to be assigned to it as provided herein, at the sole cost and expenses of Borrower.

         2. The provisions of Section 7(b) of the above-referenced Loan and Security Agreement shall be amended to read in its entirety:

                  "Lender shall have received the Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement and Leasehold Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement, duly executed by Borrower in order to grant Lender a valid first priority perfected lien on the leasehold interests to the applicable Burger King Restaurants as of the date of this Agreement."

         3. Notwithstanding anything in the Agreement to the contrary, all computations of interest shall be made on the basis of a year of 360 days and a month of 30 days for the actual number of days (including the first day but excluding the last day) elapsed.

         4. Cross Default. Lender and Borrower hereby acknowledge and agree that an "Event of Default" as defined in Section 12 of the above-referenced Loan and Security Agreement is hereby deemed to additionally include an "Event of Default" as defined in Section 12 of that certain Loan and Security Agreement dated November 29, 1995, by and between Lender and AmeriKing Colorado Corporation I, a Delaware corporation ("Colorado Loan Agreement"). Lender and Borrower further acknowledge and agree that a "Default" as defined in Section 12 of the above-referenced Loan and Security Agreement is hereby deemed to additionally include any "Default" as defined in Section 12 of the Colorado Loan Agreement.


1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                     AVII-1

                               PROGRAM RATE RIDER

                         (To Be Distributed Separately)

               to Loan and Security Agreement dated July 18, 1996
          (as amended or modified from time to time, the "Agreement") between AMERIKING TENNESSEE CORPORATION I, a Delaware corporation ("Borrower"), and FRANCHISE ACCEPTANCE CORPORATION LIMITED ("Lender")

         Part I of this Rider describes the method by which Lender determines the Program Rate from time to time. Capitalized terms used but not defined in
Part I have the meanings set forth in the Agreement or in Part II of this Rider.

         Part I.  Determination of Program Rate

         During the term of the Agreement, Lender may use a variety of funding sources ("Funding Sources") in connection with the Franchisee Loan Program. These include:

         A. Commercial Paper. Lender may sell or grant interests in Franchisee Loans to a Purchaser that funds itself (wholly or partially) by issuing commercial paper. Lender may also issue its own commercial paper. Lender or a Purchaser, in each case to the extent it provides funds (directly or indirectly) for the Franchisee Loan Program by issuing commercial paper, is herein called a "CP Issuer". Lender's cost of using Funding Sources described in this paragraph will be based on the weighted average of the CP Rates of the applicable CP Issuers.

         B. Term Notes. Lender may sell or grant interests in Franchisee Loans to a Purchaser that funds itself (wholly or partially) by issuing term notes. Lender may also issue its own term notes. Lender or a Purchaser or any assignee of either, in each case to the extent it provides funds (directly or indirectly) for the Franchisee Loan Program by issuing term notes, is herein called an "MTN Issuer". Lender's cost of using Funding Sources described in this paragraph will be based on the weighted average of the MTN Fixed Rates and/or the MTN Floating Rates of the applicable MTN Issuers.

         C. Other Funding Sources. Lender may sell or grant interests in Franchisee Loans to a Purchaser that funds itself (wholly or partially) by borrowing loans or obtaining other credit from banks, insurance companies or other credit providers (such banks, insurance companies or other credit providers or any assignees of the foregoing being herein called "Other Credit Providers") or by selling assets (including Franchisee Loans or interests therein) to Other Credit Providers. Lender may also borrow or obtain other credit directly from Other Credit Providers or sell assets (including Franchisee Loans or interests therein) to Other Credit Providers. Lender's cost of using the Funding Sources described in this paragraph will be based on the weighted average of the Alternate Base Rate and/or the OCP Rates of the applicable Other Credit Providers.

         The initial Funding Sources for the Franchisee Loan Program will be Corporate Asset Funding Company, Inc. ("CAFCO"), Corporate Receivables Corporation ("CRC") and Other Credit Providers that provide liquidity and credit support for the commercial paper programs of CAFCO and CRC. Lender may

1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                       1
change the Funding Sources for the Franchisee Loan Program at any time. Lender's current preferred Funding Sources are the issuance of commercial paper and term notes (rather than obtaining credit, directly or indirectly, from Other Credit Providers) and Lender will rely on such Funding Sources to the extent reasonably practicable, taking into account requirements of Lender's contracts with Purchasers and Other Credit Providers, market conditions, rating agency concerns and the interests of Lender in connection with the Franchisee Loan Program as a whole.

         In connection with any Funding Source, Lender will be required to pay certain fees ("Fees") including without limitation program fees to Purchasers, commercial paper and term note placement agent or dealer fees, and commitment or non-use fees to Other Credit Providers. In addition, under contracts relating to Funding Sources, Purchasers and Other Credit Providers may be entitled to recover certain costs and expenses ("Costs"), including increased costs due to a change in law (such as changes in tax law and bank or insurance company regulation) or otherwise, and costs and expenses relating to redeployment of funds, administrative and enforcement expenses and indemnities. Consistent with market practice, Lender, Purchasers and Other Credit Providers reserve the right to renegotiate, from time to time, Fees and the circumstances under which Costs will be recovered. Lender will pay Borrower's proportionate share of the Fees currently applicable to the Franchisee Loan Program from the "Applicable Margin" specified in the Loan Documents. However, if the amount of Fees required to be paid by Lender in connection with the Franchisee Loan Program increases, or if Purchasers or Other Credit Providers are entitled to recover Costs, Borrower's proportionate share of such increases or Costs may be included in the Program Rate payable by Borrower by adding an "Increased Cost Factor".

         Lender will hedge its interest rate exposure in connection with the Loan by entering into an interest rate cap or collar or another interest rate hedging arrangements (the "Hedge"). The term of the Hedge will be at least half the term of the Loan. The Hedge may also relate to loans made by Lender to other franchisees in the Franchisee Loan Program. At the election of Lender, Borrower will either pay its proportionate share of the cost of the Hedge at the closing of the Loan or pay such share in installments ("Hedge Payments") over the term of the Loan. If Lender receives payments under the Hedge, it will elect to either credit Borrower's proportionate share of such payments to Borrower's obligation to pay interest on the Loan or refund such proportionate share to Borrower.

         Lender will calculate the "Program Rate" on each day by:

         (i) determining the interest rate per annum equal to the weighted average (adjusted to the next higher 1/8 of 1%) for such day of the rates applicable to each Funding Source used to fund the Franchisee Loan Program on such day (i.e., the applicable CP Rates, MTN Fixed Rates, MTN Floating Rates, OCP Rates and Alternate Base Rates); provided that if any such rate is payable to a Purchaser or Other Credit Provider, Lender may rely on such Purchaser or Other Credit Provider's calculation of such rate (as communicated to Lender by the applicable Investor Agent); and provided, further, that the Alternate Base Rate shall be computed on the basis of a 365 or 366-day year and all such other rates shall be computed on the basis of a 360-day year (consisting, in the case of a computation of any MTN Fixed Rate, of twelve 30-day months); and provided, further, that any such rate may be adjusted to take into account negative carrying costs that arise as a result of Lender's receipt of funds under the Franchisee Loan Documents at a time when no amounts are due in connection with any Funding Source; and


1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                       2

         (ii) adding to the rate determined pursuant to clause (i) above any applicable Increased Cost Factor or Hedge Payments.

Any changes in the Program Rate shall become effective immediately.

Part II.  Additional Definitions

         "Alternate Base Rate" means, for any day and any Other Credit Provider, the sum of (x) such Other Credit Provider's applicable Spread (if any) plus (y) the interest rate per annum equal to the highest on such day of:

         (a) the rate of interest announced publicly by its Reference Bank in New York, New York, from time to time as such Reference Bank's base rate; or

         (b) 1/2 of 1% per annum above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by such Reference Bank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by such Reference Bank from three New York certificate of deposit dealers of recognized standing selected by such Reference Bank, in either case adjusted to the nearest 1/4 of 1% or, if there is no nearest 1/4 of 1%, to the next higher 1/4 of 1%; or

         (c) 1/2 of 1% per annum above the fluctuating interest rate per annum equal for such day to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by such Reference Bank from three Federal funds brokers of recognized standing selected by it.

         "Business Day" means any day on which banks are not authorized or required to close in New York City and, if the applicable Business Day relates to the LIBO Rate, on which dealings are carried on in the London interbank market.

         "Citibank" means Citibank, N.A., a national banking association.

         "Citicorp" means Citicorp North America, Inc., a Delaware corporation.

         "CP Rate" means, for any day and any CP Issuer, the interest rate per annum equal to the rate (or if more than one rate, the weighted average of the rates adjusted to the next higher 1/8 of 1%) at which all commercial paper notes of such CP Issuer which are then outstanding or are to be issued on such day to fund the Franchisee Loan Program were or may be sold by any placement agent or commercial paper dealer selected by such CP Issuer, as agreed between each such agent or dealer and such CP Issuer and notified by

1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                       3
such CP Issuer to Lender or the applicable Investor Agent, which rate or rates shall reflect and give effect to the actual commission of placement agents and dealers and other costs of issuance in respect of such commercial paper notes; provided, however, if such rate (or rates) as agreed between any such agent or dealer and any such CP Issuer with regard to any such commercial paper notes is a discount rate (or rates), the "CP Rate" for such commercial paper notes shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum.

         "Eurocurrency Liabilities" has the meaning specified in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Eurodollar Rate Reserve Percentage" for any day means the reserve percentage applicable on such day under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the LIBO Rate is determined).

         "Fixed Period" means each period commencing on the date selected by the applicable Investor Agent or Lender in its discretion and ending the number of days from such date as selected by such Investor Agent or Lender in its discretion; provided, however, that:

         (i) any such Fixed Period (other than of one day) which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day (provided, however, if the interest rate in respect of such Fixed Period is computed by reference to the LIBO Rate, and such Fixed Period would otherwise end on a day which is not a Business Day, and there is no subsequent Business Day in the same calendar month as such day, such Fixed Period shall end on the next preceding Business Day); and

         (ii) in the case of Fixed Periods of one day, (A) if such Fixed Rate is an initial Fixed Period, such Fixed Period shall be the day the OCP Rate is first applicable; (B) any subsequently occurring Fixed Period which is one day shall, if the immediately preceding Fixed Period is more than one day, be the last day of such immediately preceding Fixed Period, and, if the immediately preceding Fixed Period is one day, be the day next following such immediately preceding Fixed Period; and (C) if such Fixed Period occurs on a day immediately preceding a day which is not a Business Day, such Fixed Period shall be extended to the next succeeding Business Day, provided, however, in the case of fundings at the LIBO Rate, if such extension would cause the last day of such Fixed Period to occur in the next following calendar month, the last day of such Fixed Period shall occur on the next preceding Business Day.

         "Franchisee Loan Documents" means the Agreement, the Loan Documents and other similar loan documents pursuant to which Lender extends credit to Burger King(R) franchisees.

         "Franchisee Loans" means loans or other extensions of credit made by Lender under Franchisee Loan Documents, together with all related rights of Lender and its assigns (including rights in respect of collateral and guarantees).

1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                       4

         "Investor Agent" means any person or entity acting as agent for any Purchasers or other Credit Providers, as notified by such Purchasers or Other Credit Providers to Lender. Citicorp is the Investor Agent for CAFCO and CRC.

         "LIBO Rate" has the meaning set forth in the definition of OCP Rate.

         "MTN Fixed Rate" means, for any day and any MTN Issuer, an interest rate per annum equal to the interest rate (or if more than one rate, the weighted average of the rates adjusted to the next higher 1/8 of 1%) applicable to all term notes which have been issued, or are to be issued on such day, by such MTN Issuer at a fixed interest rate to fund the Franchisee Loan Program.

         "MTN Floating Rate" means, for any day and any MTN Issuer, the interest rate per annum equal to the interest rate (or if more than one rate, the weighted average of the rates adjusted to the next higher 1/8 of 1%) applicable to all term notes which have been issued, or are to be issued on such day, by such MTN Issuer at a floating interest rate per annum (determined by reference to an interest rate formula) in effect from time to time to fund the Franchisee Loan Program.

         "OCP Rate" means, for each day during any Fixed Period and with respect to any Other Credit Provider, the sum of (x) such Other Credit Provider's applicable Spread plus (y) an interest rate per annum obtained by dividing (i) the rate (the "LIBO Rate") per annum at which deposits in U.S. dollars are offered by the principal office of such Other Credit Provider's Reference Bank in London, England, to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Fixed Period for an amount of at least $1 million and with a maturity equal to such Fixed Period by (ii) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such day; provided, however, that in the case of:

         A. any Fixed Period on or prior to the first day of which such Other Credit Provider shall have notified Lender or the applicable Investor Agent that, after reasonable efforts by such Other Credit Provider (consistent with its internal policy and legal and regulatory restrictions) to designate a lending office that would allow such Other Credit Provider to fund the Franchisee Loan Program at the LIBO Rate set forth above and which would not, in the judgment of such Other Credit Provider, be otherwise disadvantageous to such Other Credit Provider, the introduction of or any change occurring on or after June 2, 1994 or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Other Credit Provider to fund the Franchisee Loan Program at the LIBO Rate set forth above (and such Other Credit Provider shall not have subsequently notified the Lender or applicable Investor Agent that such circumstances no longer exist), or

         B.       any Fixed Period of 1 to (and including) 13 days;

the "OCP Rate" for such day shall be an interest rate per annum equal to the Alternate Base Rate for such Other Credit Provider in effect on such day.

         "Payment Date" means, with respect to any Franchisee Loan, each date on which a payment is required to be made under the related promissory note.


1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                       5

         "Reference Bank" means, with respect to any Other Credit Provider, the financial institution designated by such Other Credit Provider, as notified by such Other Credit Provider to the related Purchaser (if any) and Lender. Citibank is the Reference Bank for KAFKA's and CBC's Other Credit Providers.

         "Spread" means, at any time, with respect to any Other Credit Provider, the number of basis points (if any) required to be added (under applicable contracts) to the rates described in clause (y) of the definition of Alternate Base Rate or O.P. Rate, as the case may be, in order to determine the interest or yield payable to such Other Credit Provider.

BORROWER                        WITNESSES

AMERIKING TENNESSEE CORPORATION I,
a Delaware corporation



By: /s/ Lawrence E. Jaro        /SEAL/       By: /s/ Deborah L. Bayles
    ---------------------------                  -----------------------------
Print Name: Lawrence E. Jaro                 Print Name: Deborah L. Bayles
            -------------------                         ----------------------
Title: President
      -------------------------



By:  /s/ Joel Aaseby            /SEAL/       By: /s/ Deborah L. Bayles
    ---------------------------                  -----------------------------
Print Name: Joel Aaseby                      Print Name: Deborah L. Bayles
           --------------------                         ----------------------
Title: Secretary
      -------------------------



By:                             /SEAL/       By:
    ---------------------------                  -----------------------------
Print Name:                                  Print Name:
           --------------------                         ----------------------
Title:
      -------------------------


1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                       6

                          TO BE DISTRIBUTED SEPARATELY
                                 GUARANTY RIDER
               to Loan and Security Agreement dated July 18, 1996
                   between AMERIKING TENNESSEE CORPORATION I
                  and Franchise Acceptance Corporation Limited


         This Guaranty is attached to, and constitutes a part of, the Loan as of July 18, 1996 (as it may be amended from time to time, the "Agreement"), by and between AMERIKING TENNESSEE CORPORATION I, a Delaware corporation, and FRANCHISE ACCEPTANCE CORPORATION LIMITED (together with any assignee thereof or successor thereto, the "Lender"). Capitalized terms used herein have the meanings set forth in the Agreement.

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lender to extend credit to Borrower, the undersigned (if more than one, jointly and severally) hereby unconditionally guarantees to Lender, its successors and assigns, as primary obligor and not merely as a surety, the prompt payment and performance of the Secured Obligations (and all extensions, modifications and renewals thereof), all sums stated or agreed to be payable therein and all interest on the Secured Obligations (whether accruing before or after any bankruptcy or insolvency proceeding involving the Borrower, without regard to whether the Borrower's obligation to pay such interest shall cease to accrue by operation of law as a result of the commencement of such proceeding), in each case when due, at maturity, by acceleration or otherwise, and hereby consents that from time to time, without notice to the undersigned, that any Secured Obligations may be extended or renewed in whole or in part for any period (whether or not longer than the original period of this Agreement), additional credit separate from the transaction described in the Agreement may be extended to the Borrower by Lender, and Lender may at any time surrender, release, renew, extend or exchange all or any part of the property securing any Secured Obligations, or take any of the actions set forth in the Agreement all without affecting the liability of the undersigned. Lender may, at its option, at any time after a Default by Borrower, exercise its right of set-off of all or any portion of the Secured Obligations against any liability or indebtedness of Lender to the Guarantor (except a liability or indebtedness in which Guarantor, as a fiduciary, has no beneficial interest or to Guarantor's IRA or other tax deferred retirement account), without any prior notice. The release of any party liable upon or in respect of the Agreement or the Secured Obligations shall not release any other such party. Each of the undersigned hereby waives presentment, demand of payment and notice of non-payment and of protest and any and all other notices and demands whatsoever. This guaranty is a guaranty of payment when due and not of collection. Guarantor waives any claim it or any of its affiliates may have, by way of subrogation or otherwise, against Lender or Borrower with respect to any payment made hereunder by or on behalf of Guarantor or any cost, expense or loss of economic benefit incurred by Guarantor pursuant hereto. Guarantor agrees that it is its responsibility to keep informed of Borrower's financial status and that Lender is not obligated to keep Guarantor informed of such circumstances. The death of any Guarantor shall not terminate this Guaranty as to such deceased or as to any other Guarantor. Guarantor makes the representations to Lender set forth in Sections 10(a)(first sentence) and 10(b) of the Agreement as if they referred to Guarantor instead of Borrower, and Guarantor agrees to be bound by the covenants and agreements and grants the indemnities and waivers set forth in Sections 2, 11(k), and 14 through 22 of the Agreement as if they referred to Guarantor instead of Borrower.


1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                       1

         Without limiting the foregoing, Guarantor agrees that:

                           (i) The Guarantor waives any anti-deficiency statute
                  which may be available to Borrower with respect to the Secured Obligations.

                           (ii) Guarantor forever waives any rights of
                  appraisement with regard to the value of any collateral which Lender may apply as a credit to the Secured Obligations of Borrower, through foreclosure or otherwise, and agrees that the determination by an independent appraiser appointed by Lender of the value of such collateral shall be binding upon Guarantor for all purposes.

                           (iii) The obligations, covenants, agreements and
                  duties of Guarantor shall not be released, affected, or impaired, without the written consent of Lender, by (a) any assignment, endorsement or transfer, in whole or in part of any Note, although made without notice to or the consent of Guarantor; or (b) the addition of a new Guarantor.

         This Guaranty shall continue in full force and effect with respect to each Guarantor and may not be revoked until all existing Secured Obligations and all Secured Obligations hereafter incurred or arising have been paid, performed and satisfied in full. Notwithstanding the foregoing, any Guarantor may, by written notice to the Lender, terminate its liability hereunder with respect to Secured Obligations which are not Pre- Termination Secured Obligations as hereinafter defined.

         Pre-Termination Secured Obligations means any and all Secured Obligations existing prior to the time of actual receipt of such notice by Lender, any and all Secured Obligations created or acquired thereafter pursuant to any previous commitments made by Lender, any and all extensions or renewals of any of the foregoing, any and all interest on any of the foregoing and any and all expenses paid or incurred by Lender in endeavoring to collect any of the foregoing and in enforcing this Guaranty against such Guarantor; and all of the agreements and obligations of such Guarantor under this Guaranty shall, notwithstanding any such notice of discontinuance, remain fully in effect until all such Secured Obligations (including any extensions or renewals of any thereof) and all such interest and expenses shall have been paid in full. Any such notice of discontinuance by or on behalf of any Guarantor shall not affect or impair the obligations hereunder of any other Guarantor.

         If any payment applied by Lender to any of the Secured Obligations must be returned by Lender for any reason (including the insolvency of Borrower), such Secured Obligations shall be deemed to have continued in existence and this Guaranty shall continue to be effective or be reinstated (as applicable) as to such Secured Obligations, as though such application by Lender had not been made.

                  Guarantor agrees, without demand, to pay and reimburse Lender for all costs, reasonable attorneys' fees and other expenses it expends or incurs in collection from the Guarantor of any of Borrower's indebtedness or the obligations hereby guaranteed or in the enforcement of this Guaranty against Guarantor.


1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                       2

         This Guaranty is an absolute, irrevocable and unconditional guaranty of payment and performance. Guarantor shall be liable for the payment and performance of the Secured Obligations, as set forth in this Guaranty, as a primary obligor. This Guaranty shall be effective as a waiver of, and Guarantor hereby expressly waives, any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time, including without limitation the provisions of Section 10-7-24 of the Official Code of Georgia Annotated. Guarantor hereby waives and agrees not to assert to take advantage of any defense based upon: (a) any failure of Lender to commence an action against Borrower or any other person or entity (including, without limitation, other guarantors, if any), or to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceeding) of Borrower or any other person or entity, whether or not demand is made upon Lender to file to enforce such claim; (b) any failure on the part of Lender to ascertain the extent or nature of the Collateral or any insurance or other rights with respect thereto, or the liability of any party liable for the Loan Documents or the obligations evidenced or secured thereby, or any failure on the part of Lender to disclose to Guarantor any facts it may now or hereafter know regarding Borrower, the Collateral, or such other parties; (c) any lack of acceptance or notice of acceptance of this Guaranty by Lender; (d) failure to properly record any document or any other lack of due diligence by Lender in creating or perfecting a security interest in or collection, protection or realization upon any Collateral or in obtaining reimbursement or performance from any person or entity now or hereafter liable for the Loan Documents or any obligation secured thereby; (e) any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents; or (f) any deficiencies in the Collateral or any deficiency in the ability of Lender to collect or obtain performance from any persons or entities now or hereafter liable for the payment or performance of any obligation hereby guaranteed.


GUARANTOR:                                  WITNESSES

AMERIKING COLORADO CORPORATION I,
a Delaware corporation


By: ___________________________________     By:______________________________
Name: _________________________________     Print Name: _____________________
Title: ________________________________



By: ___________________________________     By:______________________________
Name: _________________________________     Print Name: _____________________
Title: ________________________________




1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                       3

                                                     Non-construction Term Loan
                                                     (Multiple Loans)


                                   EXHIBIT A
                       TO THE LOAN AND SECURITY AGREEMENT

                            FORM OF PROMISSORY NOTE

$6,100,000.00                                             Date:  July 18, 1996

         FOR VALUE RECEIVED, the undersigned, AMERIKING TENNESSEE CORPORATION I, a Delaware corporation (hereinafter referred to as "Borrower"), HEREBY PROMISES TO PAY to the order of FRANCHISE ACCEPTANCE CORPORATION LIMITED ("Lender") in lawful money of the United States of America, the principal amount of Six Million One Hundred Thousand and No/100ths United States dollars (U.S. $6,100,000.00), together with interest on the unpaid principal balance outstanding from time to time at a rate equal to the Program Rate (as defined in the Loan and Security Agreement dated July 18, 1996 between Lender and Borrower (as amended or supplemented from time to time, the "Loan Agreement")) as in effect from time to time, plus two and 75/100ths percent (2.75)% (such percentage being referred to herein as the "Applicable Margin"). Accrued interest shall be payable in arrears on the unpaid principal balance of this Note on the twenty-fifth (25th) day of each month (each, a "Payment Date") commencing on __________, 1996 and continuing until this Note is fully paid, and principal on this Note shall be payable in one hundred twenty (120) consecutive monthly installments on each Payment Date, commencing on ___________, 1996 until this Note is fully paid; provided, however, that the final payment under this Note shall be in the amount of the balance of principal, interest and all other charges remaining unpaid. The amount of each monthly installment of principal is set forth in ANNEX A attached hereto and made a part hereof. All advances, if any, shall be set forth on ANNEX B attached hereto and made a part hereof. Capitalized terms used but not defined in this Note are defined in the Loan Agreement.

         Interest shall be calculated on the basis of a three hundred and sixty
(360) day year and charged on the actual number of days elapsed in each calendar year by multiplying the actual number of days the debt is outstanding in each calendar year by the rate of Interest, and dividing the product thereof by three hundred and sixty (360).

         In the event of the acceleration of this Note, and the mortgage by which it is secured, by reason of any default thereunder, any prepaid and unearned interest in excess of the highest rate allowable by law to date of enforcement of payment, shall thereupon be refunded to the maker automatically by crediting of same against the sums then due, but such credit shall not cure or waive the occasioning default and acceleration. Under no circumstances shall the total liability for payment in the nature of interest under this Note and the mortgage by which it is secured exceed the highest rate allowed by law.

         Borrower shall make each payment hereunder not later than 11 a.m. (Eastern time) on the day when due in U.S. dollars through the Disbursing Account as provided in the Loan Agreement for the account of the Lender.

1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                      A-1

         In the event of a partial prepayment of principal due and payable hereunder, no such partial prepayment shall postpone or interrupt payments of principal and interest, all of which shall continue to be due and payable at the time and the manner set forth above.

         If any payment of principal or interest on this Note shall become due on a day which is not a business day, such payment shall be made on the next succeeding business day.

         Upon the maturity of any portion of this Note, whether by acceleration or otherwise, Borrower further promises to pay interest at the rate per annum equal to the sum of (x) 2.0%, plus (y) the Applicable Margin, plus (z) the Program Rate in effect from time to time, on the then outstanding past-due amount of principal, until such amount is paid in full. Such interest shall be payable upon demand of the Lender.

         In the event that any amounts due hereunder have not been paid to the Lender within five (5) days after the date due, Borrower shall pay on demand as a late charge, to the extent legally permitted, an amount equal to the lesser of five percent (5%) of such overdue amounts or the maximum amount allowed by law.

         This Note is one of the Notes referred to in the Loan Agreement and evidences indebtedness incurred under the Loan Agreement. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

         Not more than once a year, Borrower may prepay all or a portion of the principal hereof, interest accrued but unpaid hereon and any other amounts as may be due and payable hereunder at any time; provided that Borrower shall give at least forty-five (45) days' prior written notice to Lender of the intended date of prepayment, which date shall be a Payment Date and provided further that any partial prepayment of principal shall be in an amount of at least $25,000 and shall be applied to the installments due on this Note in the inverse order of maturity.

         Borrower hereby waives presentment, demand for payment (except for such notice as contemplated under Section 12(a) of the Loan Agreement) and notice of protest or dishonor in connection with the delivery, acceptance, performance, default, acceleration or enforcement of this Note and hereby consents to any extensions of time, renewals, releases of any party to this Note, waivers or modifications that may be granted or consented to by the holder of this Note in respect of the time of payment or any other provision of this Note.

         Each Borrower, endorser, and/or guarantor jointly and severally agrees to pay all costs, reasonable attorneys' fees if Lender is the prevailing party ("prevailing party" shall include a party who receives substantially the relief desired whether by dismissal, summary judgment, judgment or otherwise), paralegal fees, and expenses incurred in the event it becomes necessary for Lender to protect its security and in the event of collection, whether or not Lender brings suit; and if suit is brought said parties agree to pay the Lender's costs and reasonable attorneys' fees, paralegal fees and expenses incurred therein including costs and reasonable attorneys' fees, paralegal fees, and costs incurred on appeal, if any.

         BORROWER CONSENTS TO THE ASSIGNMENT BY LENDER OF ALL OR ANY PORTION OF ITS RIGHTS UNDER THIS NOTE AND THE OTHER LOAN DOCUMENTS, INCLUDING, BUT NOT LIMITED TO, ASSIGNMENT(S) TO PURCHASERS AND CREDIT ENHANCERS MADE IN

1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                      A-2

CONNECTION WITH THE FRANCHISEE LOAN PROGRAM. BORROWER ACKNOWLEDGES AND AGREES THAT ANY AND ALL RIGHTS OF LENDER UNDER THIS NOTE AND THE OTHER LOAN DOCUMENTS MAY BE EXERCISED FROM TIME TO TIME BY ANY ASSIGNEE OR SUCCESSOR OF LENDER, INCLUDING, BUT NOT LIMITED TO, ANY PURCHASER, ANY PURCHASER AGENT, ANY CREDIT ENHANCER OR ANY AGENT, TRUSTEE OR OTHER REPRESENTATIVE THEREFOR, INCLUDING CITICORP NORTH AMERICA, INC., AS SERVICING AGENT. BORROWER AGREES THAT ANY ASSIGNEE'S RIGHTS SHALL BE FREE OF ALL DEFENSES, SET-OFFS OR COUNTERCLAIMS WHICH BORROWER MAY HAVE AGAINST LENDER.

         Notwithstanding any other provision set forth in this Note, any holder of this Note may at any time create a security interest in all or any portion of its rights under this Note in favor of any Federal Reserve Bank in connection with Regulation A of the Board of Governors of the Federal Reserve System.

         This Note shall be binding upon Borrower and its successors and assigns.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York, United States.

         Except as may be prohibited by law, Lender and Borrower hereby knowingly, voluntarily, intentionally and unconditionally waive the right either may have to a jury trial in respect to any litigation based hereon, or arising out of, under or in connection with this Note, or any agreement or instrument contemplated to be executed in conjunction herewith, or any course of conduct, course of dealing, statements (whether oral or written) or actions of either party. If the subject matter of any such litigation is one in which the waiver of a jury trial is prohibited, neither the Borrower nor the Lender shall present a non-compulsory counterclaim in such litigation or any claim arising out of this Note. Furthermore, neither the Lender nor Borrower shall seek to consolidate any such action in which a jury trial has not been waived. This provision is a material inducement for the Lender's extension of credit to the Borrower.

         If Lender chooses to waive any provision of this Note, or if any provision of this Note is construed by a court of competent jurisdiction to be invalid or unenforceable, it shall not affect the applicability, validity, or enforceability of the remaining provisions of this Note.

1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                      A-3

BORROWER:                                   WITNESSES:

AMERIKING TENNESSEE CORPORATION I,
a Delaware corporation

By: _____________________________/SEAL/     By: _________________________/SEAL/
Name: ________________________________      Name: ____________________________
Title: _______________________________

By: _____________________________/SEAL/     By: _________________________/SEAL/
Name: ________________________________      Name: ____________________________
Title: _______________________________


Address:
         AmeriKing Tennessee Corporation I
         2215 Enterprise Drive
         Westchester, Illinois 60154
         Attention:  Joel Aaseby

                                  ENDORSEMENT


PAYABLE TO THE ORDER OF CITICORP NORTH AMERICA, INC., AS INVESTOR AGENT, WITHOUT RECOURSE, EXCEPT AS PROVIDED IN THE FRANCHISE LOAN PURCHASE AND SALE AGREEMENT BETWEEN LENDER, THE INVESTOR AGENT AND CERTAIN OTHER PARTIES



                  FRANCHISE ACCEPTANCE CORPORATION LIMITED


                  By: _________________________________________/SEAL/
                  Name: _______________________________________
                  Title: ______________________________________

                  By: _________________________________________/SEAL/
                  Name: _______________________________________
                  Title: ______________________________________



1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                      A-4

                                    ANNEX A
                             TO THE PROMISSORY NOTE


                             AMORTIZATION SCHEDULE

                                [To Be Supplied]



1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                      A-1

                                    ANNEX B
                             TO THE PROMISSORY NOTE

                             ADVANCES OF PRINCIPAL

Date        Amount of Advance                Balance            Notation by
----        -----------------                -------            -----------


































1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                      B-1

                                                              CONSTRUCTION LOAN
                                   EXHIBIT B
                       TO THE LOAN AND SECURITY AGREEMENT

                            FORM OF PROMISSORY NOTE



$900,000.00                                                 Date: July 18, 1996


         FOR VALUE RECEIVED, the undersigned, AMERIKING TENNESSEE CORPORATION I, a Delaware corporation, (hereinafter referred to as "Borrower"), HEREBY PROMISES TO PAY to the order of FRANCHISE ACCEPTANCE CORPORATION LIMITED ("Lender") in lawful money of the United States of America, the principal amount of the lesser of (a) Nine Hundred Thousand and No/100ths Dollars ($900,000.00) United States dollars and (b) the aggregate unpaid principal amount of all advances made by Lender to Borrower pursuant to the Loan and Security Agreement dated of even date herewith between Lender and Borrower (as amended or supplemented from time to time, the "Agreement"), together with interest on the unpaid principal balance outstanding from time to time at a rate equal to the applicable Program Rate (as defined in the Agreement) dated July 18, 1996, plus three and 41/100ths percent (3.41%) prior to the Completion Date (as defined below) and the applicable Program Rate plus two and 91/100ths percent (2.91%) thereafter (such percentage being referred to herein as the "Applicable Margin"). Prior to the Completion Date, interest shall accrue and be added to the outstanding principal balance of this Note and become part of it and shall bear interest at the same rate as principal. On and after the Completion Date, accrued interest shall be payable in arrears on the unpaid principal balance of this Note on the twenty-fifth (25th) day of each month (each, a "Payment Date") commencing on __________, 19__ and continuing until this Note is fully paid, and principal on this Note shall be payable in eighty-four (84) consecutive monthly installments on each Payment Date, commencing on the first Payment Date after the Completion Date until this Note is fully paid; provided, however, that the final payment under this Note shall be in the amount of the balance of principal, interest and all other charges remaining unpaid. "Completion Date" means the earlier of __________, 19__ or the date on which the construction or remodeling of the Restaurant being financed by this Note is completed. The amount of each monthly installment of principal is set forth in Annex A attached hereto and made a part hereof. Capitalized terms used but not defined in this Note are defined in the Agreement.

         Interest shall be calculated on the basis of a three hundred and sixty
(360) day year and charged on the actual number of days elapsed in each calendar year by multiplying the actual number of days the debt is outstanding in each calendar year by the rate of Interest, and dividing the product thereof by three hundred and sixty (360).

         In the event of the acceleration of this Note, and the mortgage, if any, by which it is secured, by reason of any default thereunder, any prepaid and unearned interest in excess of the highest rate allowable by law to date of enforcement of payment, shall thereupon be refunded to the maker automatically by crediting of same against the sums then due, but such credit shall not cure or waive the occasioning default

1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                      B-1
and acceleration. Under no circumstances shall the total liability for payment in the nature of interest under this Note and the mortgage by which it is secured exceed the highest rate allowed by law.

         All advances hereunder may be endorsed by the holder of this Note on Annex B attached hereto. Each recordation of any advance shall be presumptive evidence that such advance was made by Lender to Borrower in the amount and on the date indicated.

         Borrower shall make each payment hereunder not later than 11:00 a.m. (Eastern time) on the day when due in U.S. dollars through the Disbursing Account as provided in the Agreement for the account of the Lender.

         In the event of a partial prepayment of principal due and payable hereunder, no such partial prepayment shall postpone or interrupt payments of principal and interest, all of which shall continue to be due and payable at the time and the manner set forth above.

         If any payment of principal or interest on this Note shall become due on a day which is not a business day, such payment shall be made on the next succeeding business day.

         Upon the maturity of any portion of this Note, whether by acceleration or otherwise, Borrower further promises to pay interest at the rate per annum equal to the sum of (x) 2.0%, plus (y) the Applicable Margin, plus (z) the Program Rate in effect from time to time, on the then outstanding past-due amount of principal, until such amount is paid in full. Such interest shall be payable upon demand of the Lender.

         In the event that any amounts due hereunder have not been paid to the Lender within five (5) days after the date due, Borrower shall pay on demand as a late charge, to the extent legally permitted, an amount equal to the lesser of five percent (5%) of such overdue amounts or the maximum amount allowed by law.

         This Note is one of the Notes referred to in the Agreement and evidences indebtedness incurred under the Agreement. The Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

         Not more than once a year, Borrower may prepay all or a portion of the principal hereof, interest accrued but unpaid hereon and any other amounts as may be due and payable hereunder at any time; provided that Borrower shall give at least forty-five (45) days' prior written notice to Lender of the intended date of prepayment, which date shall be a Payment Date and provided further that any partial prepayment of principal shall be in an amount of at least $25,000 and shall be applied to the installments due on this Note in the inverse order of maturity.

         Borrower hereby waives presentment, demand for payment, notice of protest, or dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default, acceleration or enforcement of this Note and hereby consents to any extensions of time, renewals, releases of any party to this Note, waivers or modifications that may be granted or consented to by the holder of this Note in respect of the time of payment or any other provision of this Note.


1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                      B-2

         Each Borrower, endorser, and/or guarantor jointly and severally agrees to pay all costs, reasonable attorneys' fees, paralegal fees, and expenses incurred in the event it becomes necessary for Lender to protect its security and in the event of collection, whether or not Lender brings suit; and if suit is brought said parties agree to pay the Lender's costs and reasonable attorneys' fees, paralegal fees and expenses incurred therein including costs and reasonable attorneys' fees, paralegal fees, and expenses incurred on appeal, if any.

         BORROWER CONSENTS TO THE ASSIGNMENT BY LENDER OF ALL OR ANY PORTION OF ITS RIGHTS UNDER THIS NOTE AND THE OTHER LOAN DOCUMENTS, INCLUDING, BUT NOT LIMITED TO, ASSIGNMENT(S) TO PURCHASERS AND CREDIT ENHANCERS MADE IN CONNECTION WITH THE FRANCHISEE LOAN PROGRAM. BORROWER ACKNOWLEDGES AND AGREES THAT ANY AND ALL RIGHTS OF LENDER UNDER THIS NOTE AND THE OTHER LOAN DOCUMENTS MAY BE EXERCISED FROM TIME TO TIME BY ANY ASSIGNEE OR SUCCESSOR OF LENDER, INCLUDING, BUT NOT LIMITED TO, ANY PURCHASER, ANY PURCHASER AGENT, ANY CREDIT ENHANCER OR ANY AGENT, TRUSTEE OR OTHER REPRESENTATIVE THEREFOR, INCLUDING CITICORP NORTH AMERICA, INC., AS SERVICING AGENT. BORROWER AGREES THAT ANY ASSIGNEE'S RIGHTS SHALL BE FREE OF ALL DEFENSES, SET-OFFS OR COUNTERCLAIMS WHICH BORROWER MAY HAVE AGAINST LENDER.

         Notwithstanding any other provision set forth in this Note, any holder of this Note may at any time create a security interest in all or any portion of its rights under this Note in favor of any Federal Reserve Bank in connection with Regulation A of the Board of Governors of the Federal Reserve System.

         This Note shall be binding upon Borrower and the Borrower's personal representatives, estate, heirs, devisees, legatees, its successors and assigns, as applicable.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York, United States.

         Except as may be prohibited by law, Lender and Borrower hereby knowingly, voluntarily, intentionally and unconditionally waive the right either may have to a jury trial in respect to any litigation based hereon, or arising out of, under or in connection with this Note, or any agreement or instrument contemplated to be executed in conjunction herewith, or any course of conduct, course of dealing, statements (whether oral or written) or actions of either party. If the subject matter of any such litigation is one in which the waiver of a jury trial is prohibited, neither the Borrower nor the Lender shall present a non-compulsory counterclaim in such litigation or any claim arising out of this Note. Furthermore, neither the Lender nor Borrower shall seek to consolidate any such action in which a jury trial has not been waived. This provision is a material inducement for the Lender's extension of credit to the Borrower.



                (THE REMAINDER OF PAGE LEFT INTENTIONALLY BLANK)


1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                      B-3

         If Lender chooses to waive any provision of this Note, or if any provision of this Note is construed by a court of competent jurisdiction to be invalid or unenforceable, it shall not affect the applicability, validity, or enforceability of the remaining provisions of this Note.

BORROWER                                WITNESSES:

AMERIKING TENNESSEE CORPORATION I,
a Delaware corporation

By:_________________________________    By: ____________________________
Name: ______________________________    Name: __________________________



By:_________________________________    By: ____________________________
Name: ______________________________    Name: __________________________


                                  ENDORSEMENT


PAYABLE TO THE ORDER OF CITICORP NORTH AMERICA, INC. AS INVESTOR AGENT, WITHOUT RECOURSE, EXCEPT AS PROVIDED IN THE FRANCHISE LOAN PURCHASE AND SALE AGREEMENT BETWEEN LENDER, THE INVESTOR AGENT AND CERTAIN OTHER PARTIES

                                        FRANCHISE ACCEPTANCE CORPORATION
                                        LIMITED


                  By: ________________________________________
                  Name: ______________________________________
                  Title: _____________________________________



1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                      B-4

                                    ANNEX A
                             TO THE PROMISSORY NOTE


                             AMORTIZATION SCHEDULE


                                [To be supplied]




1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                      A-1

                                    ANNEX B
                             TO THE PROMISSORY NOTE


                             ADVANCES OF PRINCIPAL

Date        Amount of Advance            Balance                Notation by
----        -----------------            -------                -----------
































1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                      B-1

                                   EXHIBIT C
            TO LOAN AND SECURITY AGREEMENT DATED AS OF JULY 18, 1996
       BETWEEN AMERIKING TENNESSEE CORPORATION I, A DELAWARE CORPORATION
                  AND FRANCHISE ACCEPTANCE CORPORATION LIMITED

                             FIXED RATE SUPPLEMENT
                                  (TERM LOAN)

          This Fixed Rate Supplement dated as of July 18, 1996 is entered into by and between AMERIKING TENNESSEE CORPORATION I, a Delaware corporation, hereinafter, whether one or more, called "Borrower") and FRANCHISE ACCEPTANCE CORPORATION LIMITED (together with any assignee thereof or successor thereto, the "Lender") with respect to the Loan and Security Agreement dated as of July 18, 1996 between Borrower and Lender (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used herein have the meanings set forth in the Loan Agreement.

         Reference is hereby made to the Promissory Note dated July 18, 1996 (as amended, supplemented or otherwise modified from time to time, the "Note") of Borrower in favor of Lender in the maximum principal amount of $6,100,000.00.

         Borrower and Lender hereby agree that effective as of _______________, 1996 all references to the Program Rate in the Note and in the Loan Agreement (to the extent pertaining to the Note) shall be references to the fixed rate per annum of _________% (with respect to such Note, the "Fixed Rate").

         By Borrower's signature hereto, Borrower hereby remakes and confirms the representations made in Section 10 of the Loan Agreement with respect to the Loan Agreement and the Note as modified hereby.

         Except as expressly modified hereby, the Loan Agreement and the Note remain in full force and effect and are hereby ratified and confirmed.


1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                      C-1

         Dated effective the date and year first set forth above.

BORROWER                                           WITNESS(ES):

AMERIKING TENNESSEE CORPORATION I,
a Delaware corporation



By:____________________________ (SEAL)             _____________________
Title:_________________________                    Print Name
Address:_______________________

By:____________________________ (SEAL)             _____________________
Title:_________________________                    Print Name
Address:_______________________


FRANCHISE ACCEPTANCE
   CORPORATION LIMITED



By:____________________________ (SEAL)
Title:_________________________

Address:          Franchise Acceptance Corporation Limited
                  c/o Grand Metropolitan Finance Ireland
                  La Touche House
                  International Financial Services Centre
                  Dublin 1
                  Ireland


1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                      C-2

                                   EXHIBIT D
            TO LOAN AND SECURITY AGREEMENT DATED AS OF JULY 18, 1996
       BETWEEN AMERIKING TENNESSEE CORPORATION I, A DELAWARE CORPORATION
                  AND FRANCHISE ACCEPTANCE CORPORATION LIMITED

                             FIXED RATE SUPPLEMENT
                              (CONSTRUCTION LOAN)

          This Fixed Rate Supplement dated as of July 18, 1996 is entered into by and between AMERIKING TENNESSEE CORPORATION I, a Delaware corporation, hereinafter, whether one or more, called "Borrower") and FRANCHISE ACCEPTANCE CORPORATION LIMITED (together with any assignee thereof or successor thereto, the "Lender") with respect to the Loan and Security Agreement dated as of July 18, 1996 between Borrower and Lender (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used herein have the meanings set forth in the Loan Agreement.

         Reference is hereby made to the Promissory Note dated July 18, 1996 (as amended, supplemented or otherwise modified from time to time, the "Note") of Borrower in favor of Lender in the maximum principal amount of $900,000.00.

         Borrower and Lender hereby agree that effective as of _______________, 1996 all references to the Program Rate in the Note and in the Loan Agreement (to the extent pertaining to the Note) shall be references to the fixed rate per annum of _________% (with respect to such Note, the "Fixed Rate").

         By Borrower's signature hereto, Borrower hereby remakes and confirms the representations made in Section 10 of the Loan Agreement with respect to the Loan Agreement and the Note as modified hereby.

         Except as expressly modified hereby, the Loan Agreement and the Note remain in full force and effect and are hereby ratified and confirmed.


1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                      D-1

         Dated effective the day and year first set forth above.


BORROWER                                           WITNESS(ES):

AMERIKING TENNESSEE CORPORATION I,
a Delaware corporation



By:____________________________ (SEAL)             _____________________
Title:_________________________                    Print Name
Address:_______________________

By:____________________________ (SEAL)             _____________________
Title:_________________________                    Print Name
Address:_______________________


FRANCHISE ACCEPTANCE
   CORPORATION LIMITED



By:____________________________ (SEAL)
Title:_________________________

Address:          Franchise Acceptance Corporation Limited
                  c/o Grand Metropolitan Finance Ireland
                  La Touche House
                  International Financial Services Centre
                  Dublin 1
                  Ireland




1.1 Document Reference: SDPC-7258-1
July 17, 1996
                                      D-2